                                                                   EXHIBIT 3(A)

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


   I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY

CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

INCORPORATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE

TWENTY-THIRD DAY OF JANUARY, A.D. 1969, AT 10 O'CLOCK A.M.

                              * * * * * * * * * *






                                        /s/ William T. Quillen
                                (Seal)  --------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION:     *3902038
                                                  DATE:       05/18/1993
723138037

                         CERTIFICATE OF INCORPORATION

                                      OF

                           FIRST CHICAGO CORPORATION


                                  ------------

FIRST.  The name of the corporation is

                           FIRST CHICAGO CORPORATION

SECOND. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 1,010 shares which shall be divided into two classes as follows: 10 shares of Preferred Stock without par value (Preferred Stock) and 1,000 shares of Common Stock of the par value of $20.00 per share (Common Stock). The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock and other general provisions relating thereto shall be as follows:

                                    PART I

                                PREFERRED STOCK
                                ---------------

  1. Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects except the dates from which dividends accrue or accumulate with respect thereto may vary.

  2. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Direc-tors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

  (a) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.

  (b) The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.

  (c) Whether the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

  (d) The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

  (e) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.

  (f) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the corporation, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.

  (g) The voting powers, full and/or limited, if any, of the shares of such series; and whether and under what conditions the shares or such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the corporation in case of dividend arrearages or other specified events, or upon other matters.

  (h) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series.

  (i) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

  3. No dividends shall be paid or declared or set apart on any particular series of Preferred Stock in respect of any period unless accumulated dividends shall be or shall have been paid, or declared and set apart for payment, pro rata on all shares of Preferred Stock at the time outstanding of each other series which ranks equally as to dividends with such particular series, so that the amount of dividends declared on such particular series shall bear the same ratio to the amount declared on each such other series as the dividend rate of such particular series shall bear to the dividend rate of such other series.

  4. Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Part I, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of stock.

  5. Shares of Preferred Stock redeemed, converted, exchanged, purchased, retired or surrendered to the corporation, or which have been issued and reacquired in any manner, shall, upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Board of Directors as part of the series of which they were originally a part or may be reclassified into and reissued as part of a new series or as a part of any other series, all subject to the protective conditions or restrictions of any outstanding series of Preferred Stock.

                                    PART II

                                 COMMON STOCK
                                 ------------

  1. Except as provided by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the corporation on all matters voted upon by the stockholders.

  2. Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

  3. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the corporation for the purposes of this paragraph.

  4. Such numbers of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance (i) upon conversion of any shares of Preferred Stock or any obligation of the corporation convertible into shares of

Common Stock which is at the time outstanding or issuable upon exercise of any options or warrants at the time outstanding and (ii) upon exercise of any options or warrants at the time outstanding to purchase shares of Common Stock.

                                   PART III

                              GENERAL PROVISIONS
                              ------------------

  1. At any meeting of stockholders, the presence in person or by proxy of the holders of record of outstanding shares of stock of the corporation entitled to vote a majority of the votes entitled to be voted at such meeting shall constitute a quorum for all purposes, except as otherwise provided by this Certificate of Incorporation or required by applicable law.

  2. Subject to the protective conditions or restrictions of any outstanding series of Preferred Stock, any amendment to this Certificate of Incorporation which shall increase or decrease the authorized capital stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the corporation.

  3. No holder of stock of any class of the corporation shall be entitled as a matter of right to purchase or subscribe for any part of any unissued stock of any class, or of any ad-ditional stock of any class of capital stock of the corporation, or of any bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the corporation, now or hereafter authorized, but any such stock or other securities convertible into stock may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration (not less than the par value or stated value thereof) as the Board of Directors in the exercise of its discretion may determine and as may be permitted by law without action by the stockholders. The Board of Directors may provide for payment therefor to be received by the corporation in cash, personal property, real property (or leases thereof) or services. Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered, shall be deemed fully paid and not liable to any further call or assessment.

  4. Any corporate action upon which a vote of stockholders is required or permitted may be taken without a meeting or vote of stockholders with the written consent of stockholders having not less than a majority of all of the stock entitled to vote upon the action if a meeting were held; provided, that in no case shall the written consent be by holders having less than the minimum percentage of the vote required by statute fixed for the proposed corporate action and further provided that prompt notice be given to all stockholders of the corporation of the taking of corporate action without a meeting and by less than unanimous written consent.

FIFTH.  The name and mailing address of the incorporator are:

          Name                         Mailing Address
          ----                         ---------------
     Kenneth G. Pigott        1400 First National Bank Building
                              Chicago, Illinois 60603

SIXTH. Elections of directors need not be by written ballot unless the By-laws of the corporation shall so provide.

SEVENTH. Subject to the provisions of this Certificate of Incorporation requiring an increase or increases in the number of directors, the number of directors constituting the Board of Directors shall be that number as shall be fixed by the By-laws of the corporation.

  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the corporation.

  Wherever the term "Board of Directors" is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the corporation; provided, however, that, to the extent any committee of directors of the corporation is lawfully entitled to exercise the powers of the Board of Directors, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.

EIGHTH. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

  (a) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

  (b) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stock-holders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

  (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

  Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

NINTH. (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or plea of nolo
                                                                  ----
contendere or its equivalent, shall not, of itself, create a presumption that
- ----------
the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

  (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

  (c) To the extent that any person referred to in paragraphs (a) and (b) of this Article has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

  (d) Any indemnification under paragraphs (a) and (b) of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a de-termination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made
(i) by the Board of Directors by a majority vote of a quorum (as defined in the By-laws of the corporation) consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or,even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

  (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation.

  (f) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, By-law, agreement, vote or stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Notwithstanding the provisions of this Article, the corporation may indemnify any person referred to in paragraphs (a) and (b) of this Article to the full extent permitted under the laws of Delaware and any other applicable laws, now or hereafter in effect.

  (g) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of Delaware, and all rights conferred herein upon stockholders and directors are granted subject to this reservation.

  I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereto set my hand this 21st day of January, 1969.


                                      /s/ Kenneth G. Pigott
                            -------------------------------------------



STATE OF ILLINOIS)
                 ) SS.
COUNTY OF COOK   )

  BE IT REMEMBERED that on this 21st day of January, A.D. 1969, personally came before me, a Notary Public for the State of Illinois, KENNETH G. PIGOTT, the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged said certificate to be the act and deed of the signer and that the facts stated therein are true.

  GIVEN under my hand and seal of office the day and year aforesaid.

                       NANCY STEHNO
                       NOTARY PUBLIC
                       COOK COUNTY, ILL.


                                      /s/ Nancy Stehno
                            -----------------------------------------
                                          Notary Public

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF JUNE, A.D. 1969, AT 10 O'CLOCK A.M.

                           * * * * * * * * * *






                                        /s/ William T. Quillen
                                (Seal)  --------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION:     *3902040
                                                  DATE:       05/18/1993
723138037

                     DRAFT OF CERTIFICATE OF INCORPORATION

                                      OF

                           FIRST CHICAGO CORPORATION

                         Pursuant to Title 8, Sections
                       242 and 245 of the Delaware Code.

                               -------------------

                     Original Certificate of Incorporation
                     was filed with the Secretary of State
                       of Delaware on January 23, 1969.

                             --------------------

FIRST.  The name of the corporation is

                           FIRST CHICAGO CORPORATION

SECOND. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 14,500,000 shares which shall be divided into two classes as follows:

1,000,000 shares of Preferred Stock without par value (Preferred Stock) and 13,500,000 shares of Common Stock of the par value of $20.00 per share (Common Stock). The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock and other general provisions relating thereto shall be as follows:

                                    PART I


                                PREFERRED STOCK
                                ---------------

  1. Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects except the dates from which dividends accrue or accumulate with respect thereto may vary.

  2. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

  (a) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.

  (b) The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.

  (c) Whether the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

  (d) The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

  (e) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such funds shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.

  (f) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the corporation, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.

  (g) The voting powers, full and/or limited, if any, of the shares of such series; and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the corporation in case of dividend arrearages or other specified events, or upon other matters.

  (h) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series.

  (i) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

  3. No dividends shall be paid or declared or set apart on any particular series of Preferred Stock in respect of any period unless accumulated dividends shall be or shall have been paid, or declared and set apart for payment, pro rata on all shares of Preferred Stock at the time outstanding of each other series which ranks equally as to dividends with such particular series, so that the amount of dividends declared on such particular series shall bear the same ratio to the amount declared on each such other series as the dividend rate of such particular series shall bear to the dividend rate of such other series.

  4. Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Part I, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of stock.

  5. Shares of Preferred Stock redeemed, converted, exchanged, purchased, retired or surrendered to the corporation, or which have been issued and reacquired in any manner, shall, upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Board of Directors as part of the series of which they were originally a part or may be reclassified into and reissued as part of a new series or as a part of any other series, all sub-ject to the protective conditions or restrictions of any outstanding series of Preferred Stock.

                                    PART II

                                 COMMON STOCK

  1. Except as provided by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the corporation on all matters voted upon by the stockholders.

  2. Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

  3. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the corporation for the purposes of this paragraph.

  4. Such numbers of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance (i) upon conversion of any shares of Preferred Stock or any obligation of the corporation convertible into shares of Common Stock which is at the time outstanding or issuable upon exercise of any options or warrants at the time outstanding and

(ii) upon exercise of any options or warrants at the time outstanding to purchase shares of Common Stock.

                                   PART III

                              GENERAL PROVISIONS

  1. At any meeting of stockholders, the presence in person or by proxy of the holders of record of outstanding shares of stock of the corporation entitled to vote a majority of the votes entitled to be voted at such meeting shall constitute a quorum for all purposes, except as otherwise provided by this Certificate of Incorporation or required by applicable law.

  2. Subject to the protective conditions or restrictions of any outstanding series of Preferred Stock, any amendment to this Certificate of Incorporation which shall increase or decrease the authorized capital stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the corporation.

  3. No holder of stock of any class of the corporation shall be entitled as a matter of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of capital stock of the corporation, or of any bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the corporation, now or hereafter authorized, but any such stock or other securities convertible into stock may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration (not less than the par value or stated value thereof) as the Board of Directors in the exercise of its discretion may determine and as may be permitted by law without action by the stockholders. The Board of Directors may provide for payment therefor to be received by the corporation in cash, personal property, real property (or leases thereof) or services. Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered, shall be deemed full paid and not liable to any further call or assessment.

  4. Any corporate action upon which a vote of stockholders is required or permitted may be taken without a meeting or vote of stockholders with the written consent of stockholders having not less than a majority of all of the stock entitled to vote upon the action if a meeting were held; provided, that in no case shall the written consent by holders having less than the minimum percentage of the vote required by statute fixed for the proposed corporate action and further provided that prompt notice be given to all stockholders of the corporation of the taking of corporate action without a meeting and by less than unanimous written consent.

FIFTH.  The name and mailing address of the incorporator are:

                    NAME                   MAILING ADDRESS
                    ----                   ---------------

          Kenneth G. Pigott        1400 First National Bank Building
                                   Chicago, Illinois 60603

SIXTH. Elections of directors need not be by written ballot unless the By-laws of the corporation shall so provide.

SEVENTH. Subject to the provisions of this Certificate of Incorporation requiring an increase or increases in the number of directors, the number of directors constituting the Board of Directors shall be that number as shall be fixed by the By-laws of the corporation.

  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the corporation.

  Wherever the term "Board of Directors" is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the corporation; provided, however, that, to the extent any committee of directors of the corporation is lawfully entitled to exercise the powers of the Board of Direc-tors, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.

EIGHTH. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

  (a) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

  (b) The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

  (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

  Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

NINTH. (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

  (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

  (c) To the extent that any person referred to in paragraphs (a) and (b) of this Article has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

  (d) Any indemnification under paragraphs (a) and (b) of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum (as defined in the

By-laws of the corporation) consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

  (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such acton, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation.

  (f) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnificiation may be entitled under any statute, By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Notwithstanding the provisions of this Article, the corporation may indemnify any person referred to in paragraphs (a) and (b) of this Article to the full extent permitted under the laws of Delaware and any other applicable laws, now or hereafter in effect.

  (g) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article.

TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of Delaware, and all rights conferred herein upon stockholders and directors are granted subject to this reservation.

  I, RUDOLPH E. PALLUCK, Executive Vice President of the aforesaid corporation, hereby certify that the foregoing Restated Certificate of Incorporation of said corporation was adopted by its Board of Directors and adopted separately by the stockholders of said corporation in accordance with the provisions of Title 8, Sections 141, 242 and 245 of the Delaware Code.

  WITNESS my hand and the seal of said FIRST CHICAGO CORPORATION this 13th day of June, 1969.

                                      /s/ Rudolph E. Palluck
                                      ----------------------------------------
                                          Rudolph E. Palluck
                                       Executive Vice President

FIRST CHICAGO CORPORATION
(Corporate Seal)
DELAWARE
1969
ATTEST:

/s/ Christopher W. Wilson
- -----------------------------
    Christopher W. Wilson
        Secretary

STATE OF ILLINOIS)
                 ) SS
COUNTY OF COOK   )


  BE IT REMEMBERED, that on this 13th day of June, 1969, personally came before me, LOUISE KAEHLER, a Notary Public in and for said State and County, RUDOLPH E. PALLUCK, Executive Vice President of FIRST CHICAGO CORPORATION, the corporation described in the foregoing Certificate, known to me personally to be such Officer, and he duly acknowledged said Certificate to be the act and deed of said corporation, and that the facts stated therein are true.

  IN WITNESS WHEREOF, I have hereto set my hand and official seal the day and year aforesaid.

                                                 /s/  Louise Kaehler
                                           -----------------------------------
                                                      Notary Public

      LOUISE KAEHLER
      NOTARY PUBLIC
      COOK COUNTY, ILL.

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE THIRD DAY OF SEPTEMBER, A.D. 1971, AT 10 O'CLOCK A.M.

                              * * * * * * * * * *

                                          /s/ William T. Quillen
                                   (SEAL) ------------------------------------
                                          William T. Quillen, Secretary of State

                                          AUTHENTICATION: *3902041

                                                    DATE:   05/18/1993

723138067

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           FIRST CHICAGO CORPORATION


  FIRST CHICAGO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

  First: That at a meeting of the Board of Directors of FIRST CHICAGO CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     "RESOLVED, that the first sentence of Article Fourth of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

        'FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 28,000,000 shares which shall be divided into two classes as follows: 1,000,000 shares of Preferred Stock without par value (Preferred Stock) and 27,000,000 shares of Common Stock of the par value of $10.00 per share (Common Stock).'"

  Second: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

  IN WITNESS WHEREOF, said FIRST CHICAGO CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Gaylord Freeman, its Chairman of the Board, and attested to by Neil McKay, its Secretary, this 1st day of September, 1971.

                                      /s/ Gaylord Freeman
                             By ____________________________________________
                                       Chairman of the Board


ATTEST:
       /s/ Neil McKay
____________________________________
           Secretary

(CORPORATE SEAL)





STATE OF ILLINOIS      )
                       )  SS
COUNTY OF COOK         )

  Be it remembered that on this 1st day of September, A.D. 1971 personally came before me, Karen F. Kizer, a Notary Public in and for the county and State aforesaid, Gaylord Freeman, Chairman of the Board of FIRST CHICAGO
CORPORATION, a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate, known to me personally to be such, and he, the said Chairman of the Board, as such Chairman of the Board, duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said corporation; that the signature of the said Chairman of the Board of said corporation to said foregoing Certificate is in the handwriting of the said Chairman of the Board of said corporation, and that the seal affixed to said Certificate is the common or corporate seal of said corporation.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.
                                         /s/ Karen F. Kizer
                                  _____________________________________
                                             Notary Public

(SEAL)

NOTARIAL SEAL

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE NINTH DAY OF APRIL, A.D. 1976, AT 10 O'CLOCK A.M.

                              * * * * * * * * * *




                                     /s/ William T. Quillen
                             (SEAL)  -------------------------------------------
                                     William T. Quillen, Secretary of State

                                     AUTHENTICATION:  *3902044

                                               DATE:    05/18/1993

723138037

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           FIRST CHICAGO CORPORATION

  FIRST CHICAGO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

  First: That at a meeting of the Board of Directors of FIRST CHICAGO CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and that said amendment be submitted for the consideration and approval of the stockholders of said corporation at the Annual Meeting of Stockholders of said corporation to be held on April 9, 1976. The resolution setting forth the proposed amendment is as follows:

     "RESOLVED, that the first sentence of Article Fourth of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

       'FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 59,000,000 shares which shall be divided into two classes as follows: 5,000,000 shares of Preferred Stock without par value (Preferred Stock) and 54,000,000 shares of Common Stock of the par value of $5.00 per share (Common Stock).'"

  Second: That thereafter, the Annual Meeting of Stockholders of said corporation was duly held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

  Fifth: That said amendment shall become effective at the close of business on the day it is filed in the office of the Secretary of State of Delaware.

  IN WITNESS WHEREOF, said FIRST CHICAGO CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Neil McKay, Vice Chairman of the Board, and attested to be Laurence Goldman, Assistant Secretary, this 9th day of April, 1976.


                                         /s/ Neil McKay
                                 By _________________________________________
                                             Neil McKay
                                             Vice Chairman of the Board

ATTEST:
 /s/ Laurence Goldman
_____________________________
Assistant Secretary


(CORPORATE SEAL)

                               STATE OF DELAWARE

                         OFFICE OF SECRETARY OF STATE

                         ----------------------------


  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY

CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK

DESIGNATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE

EIGHTEENTH DAY OF OCTOBER, A.D. 1982, AT 2 O'CLOCK P.M.

                              * * * * * * * * * *







                                        /s/ William T. Quillen
                                (Seal)  --------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION:     *3902046
                                                  DATE:       05/18/1993
723138037

CERTIFICATE OF THE DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE

           PREFERRED STOCK WITH CUMULATIVE AND ADJUSTABLE DIVIDENDS
                              (Without Par Value)

                                      OF
                           FIRST CHICAGO CORPORATION

                           -------------------------

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

                           -------------------------

  The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of First Chicago Corporation, a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on October 8, 1982, at which a quorum was present and acting throughout:

  "RESOLVED, that pursuant to authority conferred upon the Board of Directors (the "Board") of First Chicago Corporation, a Delaware corporation (the "Corporation"), by the Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation, the Board hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 2,500,000 shares, and hereby fixes the designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

  (a) Designation. The designation of the series of Preferred Stock created by this resolution shall be "Preferred Stock with Cumulative and Adjustable Dividends" (hereinafter called this "Series") and the number of shares constituting this Series is 2,500,000. Shares of this Series shall have a stated value of $50 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the

General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

  (b)  Dividend Rate.

  (1) Dividend rates on the shares of this Series shall be: (i) for the period (the "Initial Dividend Period") from the date of their original issue to and including December 31, 1982, at such rate per annum as shall be approved by a resolution duly adopted by the Board of Directors of the Corporation, or by a committee of the Board duly authorized by the Board to fix such rate, and (ii) for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period"; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof 1.00% below the Applicable Rate (as defined in paragraph (2) of this Section (b) in respect of such Quarterly Dividend Period. Anything to the contrary herein notwithstanding, the dividend rate for any Quarterly Dividend Period shall in no event be less than 7.00% or greater than 15.00% per annum. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable, when and as declared by the Board, on March 31, June 30, September 30 and December 31 of each year, commencing December 31, 1982. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

  (2) Except as provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be the higher of whichever of such rates can be so determined. In the event that the Corporation determines in good faith that none of such rates can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

  (3) Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the March 31, June 30, September 30 or December 31, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury Bill Rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable noninterest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

  (4) Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the March 31,

June 30, September 30 or December 31, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant
Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

  (5) Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the March 31, June 30, September 30 or December 31, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield shall not be published by any Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant

Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

  (6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

  (7) The dividend rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such dividend rate to be enclosed with the dividend payment checks next mailed to the holders of shares of this Series.

  (8)  For purposes of this Section (b), the term

    (i)  "Calendar Period" shall mean 14 calendar days;

    (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

    (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

    (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

  (9) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

  (10) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (9) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

  (11)  Dividends payable on each share of this Series for each full
Quarterly Dividend Period shall be computed by dividing the dividend rate for such Quarterly Dividend Period by four and applying such rate against the stated value per share of this Series. Dividends payable on this Series for any period less than a full Quarterly Dividend Period, and for the Initial Dividend Period, shall be computed on the basis of a 360 day year consisting of 30 day months.

  (c)  Redemption.

  (1) The shares of this Series shall not be redeemable prior to October 1, 1987. On and after October 1, 1987, the Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price (i) in the case of any redemption on a redemption date occurring on or after October 1, 1987, and prior to October 1, 1992, of $51.50 per share, and (ii) in the case of any redemption on a redemption date occurring on or after October 1, 1992, of $50 per share, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

  (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board or by any other method as may be determined by the Board in its sole discretion to be equitable.

  (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

  (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

  (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

  (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

  (d) Conversion or Exchange. The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

  (e) Voting. The shares of this Series shall not have any voting powers either general or special, except that

      (1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

      (2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

    (3) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred
  Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

  (f)  Liquidation Rights.

  (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $50 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

  (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

  (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this

Series as such shall have no right or claim to any of the remaining assets of the Corporation.

  (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Secton (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

  (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

  (g) For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

    (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series.

    (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

    (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."


  IN WITNESS WHEREOF, First Chicago Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by J. Mikesell Thomas, its Vice President, and the same to be attested by Kenneth G. Arneson, its Secretary, this 15th day of October, 1982.

                                           FIRST CHICAGO CORPORATION


                                           by
                                           /s/ J. Mikesell Thomas
                                           --------------------------
                                               Vice President




[Corporate Seal]

ATTEST:
/s/ Kenneth G. Arneson
- --------------------------
    Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF FEBRUARY, A.D. 1983, AT 10 O'CLOCK A.M.

                             * * * * * * * * * *





                                       /s/ William T. Quillen
                                (Seal) --------------------------------------
                                       William T. Quillen, Secretary of State
                                       AUTHENTICATION:  *3902047
                                                 DATE:    05/18/1993

723138037

CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE

           PREFERRED STOCK WITH CUMULATIVE AND ADJUSTABLE DIVIDENDS,
                                   SERIES B
                              (Without Par Value)

                                      OF
                           FIRST CHICAGO CORPORATION

                           --------------------------
                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

                            -------------------------

  The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of First Chicago Corporation, a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on February 11, 1983, at which a quorum was present and acting throughout:

  "RESOLVED, that pursuant to authority conferred upon the Board of Directors (the "Board") of First Chicago Corporation, a Delaware corporation (the "Corporation"), by the Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation, the Board hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 1,250,000 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

      (a) Designation. The designation of the series of Preferred Stock created by this resolution shall be "Preferred Stock with Cumulative and Adjustable Dividends, Series B" (hereinafter called this "Series") and the number of shares constituting this Series is 1,250,000. Shares of this Series shall have a stated value of $100 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the

  General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

    (b)  Dividend Rate.

    (1) Dividend rates on the shares of this Series shall be: (i) for the period (the "Initial Dividend Period") from the date of their original issue to and including May 31, 1983, at such rate per annum as shall be approved by a resolution duly adopted by the Board of Directors of the Corporation, or by a committee of the Board duly authorized by the Board to fix such rate, and
  (ii) for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period"; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on March 1, June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof 3.75% below the Applicable Rate (as defined in paragraph (2) of this Section (b)) in respect of such Quarterly Dividend Period. Anything to the contrary herein notwithstanding, the dividend rate for any Quarterly Dividend Period shall in no event be less than 6.00% or greater than 12.00% per annum. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable, when and as declared by the Board, on the last day of February, May, August and November of each year, commencing the last day of May, 1983. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

    (2) Except as provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be the higher of whichever of such rates can be so determined. In the event that the Corporation determines in good faith that none of such rates can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

    (3) Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calander Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury Bill Rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable noninterest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

    (4) Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

    (5) Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar
  Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum
  Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year
  Average Yield shall not be published by any Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant

  Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

    (6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

    (7) The dividend rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such dividend rate to be enclosed with the dividend payment checks next mailed to the holders of shares of this Series.

    (8)  For purposes of this Section (b), the term
      (i) "Calendar Period" shall mean 14 calendar days;

      (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were orginally issued at a deep or substantial discount;

      (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

      (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

    (9) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

    (10) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (9) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

    (11) Dividends payable on each share of this Series for each full Quarterly Dividend Period shall be computed by dividing the dividend rate for such Quarterly Dividend Period by four and applying such rate against the stated value per share of this Series. Dividends payable on this Series for any period less than a full Quarterly Dividend Period, and for the Initial Dividend Period, shall be computed on the basis of a 360 day year consisting of 30 day months.

    (c)  Redemption.

    (1) The shares of this Series shall not be redeemable prior to March 1, 1988. On and after March 1, 1988, the Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price (i) in the case of any redemption on a redemption date occurring on or after March 1, 1988, and prior to March 1, 1993, of $103 per share, and (ii) in the case of any redemption on a redemption date occurring on or after March 1, 1993, of $100 per share, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

    (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board or by any other method as may be determined by the Board in its sole discretion to be equitable.

    (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) he place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

    (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

    (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

    (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporatioon shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

    (d) Conversion or Exchange. The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

    (e) Voting. The shares of this Series shall not have any voting powers either general or special, except that

      (1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

      (2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

      (3) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist. (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

    (f) Liquidation Rights.

    (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $100 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

    (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

    (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this

  Series as such shall have no right or claim to any of the remaining assets of the Corporation.

    (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

    (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

    (g) For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

      (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

      (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

      (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

  IN WITNESS WHEREOF, First Chicago Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by J. Mikesell Thomas, its Vice President, and the same to be attested by Laurence Goldman, its Assistant Secretary, this 17th day of February, 1983.


                                 FIRST CHICAGO CORPORATION

                                 by /s/ J. Mikesell Thomas
                                    ____________________________
                                    Vice President

[Corporate Seal]

ATTEST:

/s/ Laurence Goldman
______________________
Assistant Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF FEBRUARY, A.D. 1984, AT 10 O'CLOCK A.M.

                             * * * * * * * * * *







                                        /s/ William T. Quillen
                                (Seal)  --------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION:     *3902049
                                                  DATE:       05/18/1993
723138037

CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE

           PREFERRED STOCK WITH CUMULATIVE AND ADJUSTABLE DIVIDENDS,
                                   SERIES C
                              (Without Par Value)
                                      OF
                           FIRST CHICAGO CORPORATION

                          --------------------------

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

                          --------------------------

  The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of First Chicago Corporation, a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on November 18, 1983, at which a quorum was present and acting throughout:

   "RESOLVED, that pursuant to authority conferred upon the Board of Directors (the "Board") of First Chicago Corporation, a Delaware corporation (the "Corporation"), by the Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation, the Board hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 750,000 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

    (a) Designation. The designation of the series of Preferred Stock created by this resolution shall be "Preferred Stock with Cumulative and Adjustable Dividends, Series C" (hereinafter called this "Series") and the number of shares constituting this Series is 750,000. Shares of this Series shall have a stated value of $100 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

    (b)  Dividend Rate.

      (1) Dividend rates on the shares of this Series shall be: (i) for the period (the "Initial Dividend Period") from the date of their original issue to and including May 31, 1984, at such rate per annum as shall be approved by a resolution duly adopted by the Board of Directors of the Corporation, or by a committee of the Board duly authorized by the Board to fix such rate, and (ii) for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period"; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on March 1, June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof % below the Applicable Rate (as defined in paragraph (2) of this Section (b)) in respect of such Quarterly Dividend Period. Anything to the contrary herein notwithstanding, the dividend rate for any Quarterly Dividend Period shall in no event be less than 6.50% or greater than 12.50% per annum. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable, when and as declared by the Board, on the last day of February, May, August and November of each year, commencing the last day of May 1984. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

      (2) Except as provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Dividend Period shall be the higher of whichever of such rates can be so determined. In the event that the Corporation determines in good faith that none of such rates can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

      (3) Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve
    Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury Bill Rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable noninterest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

      (4) Except as provided below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve

    Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

       (5) Except as provided below in this paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the ten calendar days immediately preceding the last day of February, May, August or November, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve
    Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield shall not be published by any Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the

    Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Coporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

      (6) the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundreths of a percentage point.

      (7) The dividend rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such dividend rate to be enclosed with the dividend payment checks next mailed to the holders of shares of this Series.

      (8)  For purposes of this Section (b), the term

        (i)  "Calendar Period" shall mean 14 calendar days;

        (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

        (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

        (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

      (9) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

      (10) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (9) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

      (11) Dividends payable on each share of this Series for each full Quarterly Dividend Period shall be computed by dividing the dividend rate for such Quarterly Dividend Period by four and applying such rate against the stated value per share of this Series. Dividends payable on this Series for any period less than a full Quarterly Dividend Period, and for the Initial Dividend Period, shall be computed on the basis of a 360 day year consisting of 30 day months.

  (c)  Redemption.

      (1) The shares of this Series shall not be redeemable prior to March 1, 1989. On and after March 1, 1989, the Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price (i) in the case of any redemption on a redemption date occurring on or after March 1, 1989, and prior to March 1, 1994, of $103 per share, and (ii) in the case of any redemption on a redemption date occurring on or after March 1, 1994, of $100 per share, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

      (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board or by any other method as may be determined by the Board in its sole discretion to be equitable.

      (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

      (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

      (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

      (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

      (d) Conversion or Exchange. The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

      (e) Voting. The shares of this Series shall not have any voting powers either general or special, except that

      (1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or priviledges of this Series;

      (2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

      (3) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

      (f) Liquidation Rights.

      (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $100 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

      (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

      (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this

    Series as such shall have no right or claim to any of the remaining assets of the Corporation.

      (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

    (g) For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

      (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

      (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

      (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

  IN WITNESS WHEREOF, First Chicago Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by J. Mikesell Thomas, its Senior Vice President, and the same to be attested by Laurence Goldman, its Assistant Secretary, this 17th day of February, 1984.


                                   FIRST CHICAGO CORPORATION

                                   by
                                     /s/ J. Mikesell Thomas
                                   -----------------------------

                                   Senior Vice President

(Corporate Seal)

ATTEST:

/s/ Laurence Goldman
- -----------------------
  Assistant Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF APRIL, A.D. 1984, AT 12 O'CLOCK P.M.

                              * * * * * * * * * *







                                        /s/ William T. Quillen
                                (Seal)  --------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION:     *3902051
                                                  DATE:       05/18/1993
723138037

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           FIRST CHICAGO CORPORATION

  FIRST CHICAGO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

  First: That at a meeting of the Board of Directors of FIRST CHICAGO CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and that said amendment be submitted for the consideration and approval of the stockholders of said corporation at the Annual Meeting of Stockholders of said corporation to be held on April 13, 1984. The resolution setting forth the proposed amendment is as follows:

       "RESOLVED, that the first sentence of Article Fourth of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

       'FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 64,000,000 shares which shall be divided into two classes as follows: 10,000,000 shares of Preferred Stock without par value (Preferred Stock) and 54,000,000 shares of Common Stock of the par value of $5.00 per share (Common Stock).'"

  Second: That thereafter, the Annual Meeting of Stockholders of said corporation was duly held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

  Fifth: That said amendment shall become effective at the close of business on the day it is filed in the office of the Secretary of State of Delaware.

  IN WITNESS WHEREOF, FIRST CHICAGO CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Richard L. Thomas, President of the Corporation, and attested to by Michael E. Jehle, Assistant Secretary, this 13th day of April, 1984.

                                /s/ Richard L. Thomas
                                -----------------------------------------
                                Richard L. Thomas
                                President

ATTEST:

/s/ Michael E. Jehle
- ----------------------------
Assistant Secretary

(CORPORATE SEAL)

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF CHANGE OF ADDRESS OF REGISTERED AGENT AS IT APPLIES TO "FIRST CHICAGO CORPORATION" AS RECEIVED AND FILED IN THIS OFFICE ON THE TWENTH-SEVENTH DAY OF JULY, A.D. 1984 AT 4:30 O'CLOCK P.M.

                              * * * * * * * * * *







                                        /s/ William T. Quillen
                                (Seal)  --------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION:     *3902052
                                                  DATE:       05/18/1993
723138037

                      CERTIFICATE OF CHANGE OF ADDRESS OF
                   REGISTERED OFFICE AND OF REGISTERED AGENT
            PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE

To: DEPARTMENT OF STATE
    Division of Corporations
    Townsend Building
    Federal Street
    Dover, Delaware 19903

  Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

  1. The name of the agent is:    The Corporation Trust Company

  2. The address of the old registered office was:

              100 West Tenth Street
              Wilmington, Delaware 19801

  3. The address to which the registered office is to be changed is:

              Corporation Trust Center
              1209 Orange Street
              Wilmington, Delaware 19801

     The new address will be effective on July 30, 1984.

  4. The name of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

   IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice-President and Assistant Secretary this 25th day of July, 1984.

                           THE CORPORATION TRUST COMPANY
                        -------------------------------------------
                           (Name of Registered Agent)

                           /s/  Virginia Colvell
                        By -----------------------------------------
                                (Vice-President)


ATTEST:

/s/  Mary G. Murray
- ------------------------------
     (Assistant Secretary)

                 STATE OF DELAWARE - DIVISION OF CORPORATIONS
                         CHANGE OF ADDRESS FILING FOR
                     CORPORATION TRUST AS OF JULY 27, 1984
                                   DOMESTIC



0700130 FIRST CHICAGO CORPORATION                                01/23/1969 D DE

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF APRIL, A.D. 1985, AT 2 O'CLOCK P.M.

                              * * * * * * * * * *

                                        /s/ WILLIAM T. QUILLEN
                           (SEAL)       ----------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION: *3902054
                                                  DATE:   05/18/1993


723138037

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           FIRST CHICAGO CORPORATION

  FIRST CHICAGO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

  First: That at a meeting of the Board of Directors of FIRST CHICAGO CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and that said amendment be submitted for the consideration and approval of the stockholders of said corporation at the Annual Meeting of Stockholders of said corporation to be held on April 12, 1985. The resolution setting forth the proposed amendment is as follows:

       "RESOLVED, that the first sentence of Article Fourth of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

       'FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 90,000,000 shares which shall be divided into two classes as follows: 10,000,000 shares of Preferred Stock without par value (Preferred Stock) and 80,000,000 shares of Common Stock of the par value of $5.00 per share (Common Stock).'"

  Second: That thereafter, the Annual Meeting of Stockholders of said corporation was duly held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

  Fifth: That said amendment shall become effective at the close of business on the day it is filed in the office of the Secretary of State of Delaware.

  IN WITNESS WHEREOF, FIRST CHICAGO CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Richard L. Thomas, President of the Corporation, and attested to by Michael E. Jehle, Assistant Secretary, this 12th day of April, 1985.

                                /s/ RICHARD L. THOMAS
                                -------------------------------------------
                                Richard L. Thomas
                                President

ATTEST:

/s/ MICHAEL E. JEHLE
- ----------------------------
Assistant Secretary

(CORPORATE SEAL)



3120S

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       ---------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF APRIL, A.D. 1987, AT 10 O'CLOCK A.M.

                              * * * * * * * * * *

                                        /s/ WILLIAM T. QUILLEN
                                        ----------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION: *3902056
                                                  DATE:   05/18/1993


723138037

                  CERTIFICATE OF CORRECTION FILED TO CORRECT
                     A CERTAIN ERROR IN THE CERTIFICATE OF
                  THE VOTING POWERS, DESIGNATION, PREFERENCES
                AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER
              SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS
               OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET
              FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION
                 OR IN ANY AMENDMENT THEREOF, OF THE PREFERRED
                STOCK WITH CUMULATIVE AND ADJUSTABLE DIVIDENDS
                 SERIES C (WITHOUT PAR VALUE) OF FIRST CHICAGO
               CORPORATION FILED IN THE OFFICE OF THE SECRETARY
                   OF STATE OF DELAWARE ON FEBRUARY 17, 1984

  First Chicago Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

  DOES HEREBY CERTIFY:

1. The name of the Corporation is First Chicago Corporation.

2. That a CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE PREFERRED STOCK WITH CUMULATIVE AND ADJUSTABLE DIVIDENDS SERIES C (WITHOUT PAR VALUE) OF FIRST CHICAGO CORPORATION was filed by the Secretary of State of Delaware on February 17, 1984 and that said certificate requires correction as permitted by subsection (F) of section 103 of The General Corporation Law of the State of Delaware.

3. The inaccuracy or defect of said certificate to be corrected is as follows:
   To insert a number in a blank in the calculation of the dividend rate on the Preferred Stock, Series C.

4. Paragraph (b)(1) of the certificate is corrected to read as follows:

      Dividend rates on the shares of this Series shall be: (i) for the period (the "Initial Dividend Period") from the date of their original issue to and including May 31, 1984, at such rate per annum as shall be approved by a resolution duly adopted by the Board of Directors of the Corporation, or by a committee of the Board duly authorized by the Board to fix such rate, and (ii) for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period";

      and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on March 1, June 1, September 1 and December 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof 1.80% below the Applicable Rate (as defined in paragraph (2) of this Section (b)) in respect of such Quarterly Dividend Period. Anything to the contrary herein notwithstanding, the dividend rate for any Quarterly Dividend Period shall in no event be less than 6.50% or greater than 12.50% per annum. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable, when and as declared by the Board, on the last day of February, May, August and November of each year, commencing the last day of May 1984. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

  IN WITNESS WHEREOF, FIRST CHICAGO CORPORATION has caused this certificate to be signed by Kenneth G. Arnesen, its Executive Vice President, General Counsel and Secretary, and attested by Ilona M. Berry, its Assistant Secretary, this 10th day of April, 1987.

                                  First Chicago Corporation


                                  By /s/ Kenneth G. Arnesen
                                     ----------------------------------
                                     Kenneth G. Arnesen
                                     Executive Vice President, General
                                       Counsel and Secretary

ATTEST:

By: /s/ Ilona M. Berry
    -------------------
    Assistant Secretary

(CORPORATE SEAL)


7851E

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF ''FIRST CHICAGO CORPORATION'' FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF APRIL, A.D. 1987, AT 10:01 O'CLOCK A.M.

                             * * * * * * * * * *







                                          /s/ William T. Quillen
                                   (SEAL) --------------------------------------
                                          William T. Quillen, Secretary of State

                                          AUTHENTICATION:   *3902058

                                                    DATE:     05/18/1993

723138037

                          CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           FIRST CHICAGO CORPORATION

  FIRST CHICAGO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

  First: That at a meeting of the Board of Directors of FIRST CHICAGO CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and that said amendment be submitted for the consideration and approval of the stockholders of said corporation at the Annual Meeting of Stockholders of said corporation to be held on April 10, 1987. The resolution setting forth the proposed amendment is as follows:

    "RESOLVED, that Article Ninth of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

    'NINTH. (a) No director shall be personally liable to the corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of Title 8 of the Delaware Code (relating to the General Corporation Law of Delaware) or any amendment thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the corporation or its stockholders, (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law, or (iv) shall have derived an improper personal benefit.

    (b) The corporation shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal respresentative,is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation,partnership, joint venture, trust or other enterprise, to the fullest extent permitted by the General Corporation Law of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment) against all expenses (including attorney's fees, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection therewith. The corporation may, by action of the Board of Directors, provide indemnification to agents of the corporation with a lesser or the same scope and effect as the foregoing indemnification of directors, officers and employees of the corporation.

    (c) Expenses incurred by a director, officer or employee in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation. Such expenses incurred by agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

    (d) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article Ninth shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his offical capacity and as to action in another capacity while holding such office.

    (e) Neither the amendment nor repeal of this Article Ninth, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Ninth, shall eliminate or reduce the effect of this Article Ninth in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Ninth, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provison.' ''

  Second: That thereafter, the Annual Meeting of Stockholders of said corporation was duly held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  Fourth: That said amendment shall become effective at the close of business on the day it is filed in the office of the Secretary of State of Delaware.

  IN WITNESS WHEREOF, FIRST CHICAGO CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Kenneth G. Arnesen, Executive Vice President, General Counsel and Secretary of the Corporation, and attested to by Ilona M. Berry, Assistant Secretary, this 10th day of April, 1987.

                                      /s/ Kenneth G. Arnesen
                                      ----------------------------------
                                      Kenneth G. Arnesen
                                      Executive Vice President, General
                                       Counsel and Secretary


ATTEST:

/s/ Ilona M. Berry
- ------------------------
Assistant Secretary


(CORPORATE SEAL)

7851E

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE THIRTIETH DAY OF SEPTEMBER, A.D. 1987, AT 10 O'CLOCK A.M.

                              * * * * * * * * * *





                                          /s/ William T. Quillen
                                (SEAL)    --------------------------------------
                                          William T. Quillen, Secretary of State

                                          AUTHENTICATION:  *3902060
                                                    DATE:    05/18/1993

723138037

CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE

                 $3.75 CUMULATIVE CONVERTIBLE PREFERRED STOCK,
                                   SERIES A
                              (Without Par Value)

                                      OF
                           FIRST CHICAGO CORPORATION

                           -------------------------

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

                           -------------------------

  The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors of First Chicago Corporation, a Delaware corporation (hereinafter called the "Corporation''), at a meeting duly convened and held on May 8, 1987, at which a quorum was present and acting throughout:

  "RESOLVED, that pursuant to authority conferred upon the Board of Directors (the "Board") of the Corporation, by the Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation, the Board hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 2,150,000 shares, and hereby fixes the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

    (a) Designation. The designation of the series of Preferred Stock created by this resolution shall be "$3.75 Cumulative Convertible Preferred Stock, Series A" (hereinafter called this "Series") and the number of shares constituting the Series is 2,150,000. Shares of this Series shall have a stated value of $50 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

  (b) Dividend Rate.

    (1) Shares of this Series shall be entitled to receive dividends at a fixed annual rate of $3.75 per share. Such dividends shall be cumulative from the date of original issue of such shares, that is, October 1, 1987, and shall be payable, when and as declared by the Board, on the first day of January, April, July and October of each year, commencing the first day of January, 1988. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on the applicable record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date as may be fixed by the Board which shall not exceed 45 days preceding such dividend payment date thereof.

    (2) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

    (3) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (2) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

    (4) Dividends payable on this Series for any period less than a full quarterly dividend period, and for the dividend period beginning on the date of issuance of the shares of this Series, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on shares of this Series for each full quarterly dividend period shall be computed by dividing by four the annual rate per share set forth in Section (b)(1).

    (c) Redemption.

    (1) The shares of this Series shall not be redeemable prior to October 1, 1992. On and after October 1, 1992, the Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time prior to the conversion thereof pursuant to Section (d) hereof, at a redemption price per share as indicated below, if such redemption is during the periods indicated:

              If redeemed during                  Redemption
              the twelve month                      Price
              period beginning                    Per Share
              ------------------                  ----------
              October 1, 1992                       $51.50
              October 1, 1993                       $51.20
              October 1, 1994                       $50.90
              October 1, 1995                       $50.60
              October 1, 1996                       $50.30
              October 1, 1997 and thereafter        $50.00

  plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

    (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board or by any other method as may be determined by the Board in its sole discretion to be equitable.

    (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (vi) the day on which conversion rights will terminate with respect to shares called for redemption as determined pursuant to paragraph (d)(1).

    (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

    (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

    (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series (i) upon the conversion of the Series into shares of Common Stock pursuant to Section (d), (ii) in exchange for shares of Common Stock or any other class of stock ranking junior to the Series as to dividends or upon liquidation, or (iii) pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

    (d) Conversion.

    (1) Subject to the provisions for adjustment hereinafter set forth, each share of the Series shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into fully paid and nonassessable shares of Common Stock (as hereinafter defined) at the conversion rate, determined as hereinafter set forth, provided that if any shares of the Series are called for redemption, the conversion rights pertaining thereto will terminate at the close of business on the day which is five Business Days (as hereinafter defined) prior to the redemption date. Common Stock shall be delivered upon conversion of shares of the Series at an initial rate (the "Conversion Rate") of 1.391 shares of Common Stock for each share of this Series. The Conversion Rate shall be adjusted in certain instances as provided in paragraph (2) of this Section (d).

    Any holder of shares of the Series desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates for the shares being converted, duly endorsed or assigned to the Corporation or in blank, at the principal office of the Corporation or at a bank or trust company appointed by the Corporation for that purpose, accompanied by a written notice of conversion specifying the number of shares of the Series to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued; in case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issue of shares of Common Stock in such name or names. Promptly after receipt of such notice of conversion, the Corporation shall issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for shares of Common Stock resulting from such conversion. In case less than all of the shares of the Series represented by a certificate are to be converted by a holder, upon such conversion the Corporation shall also issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for the shares of the Series not so converted. The holders of shares of the Series at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares (except shares redeemed on a redemption date between such record date and the dividend payment date) on the corresponding dividend payment date notwithstanding the conversion thereof or the Corporation's default in payment of the dividend due on such dividend payment date; provided, however, that shares surrendered for conversion during the period from the close of business on any dividend payment record date for the Series to the opening of business on the corresponding dividend payment date (except shares called for redemption on a redemption date during such period) must be accompanied by payment of an amount equal to the dividend payable on such shares on such dividend payment date. A holder of shares on a dividend payment record date who (or whose transferee) converts shares on a dividend payment date will receive the dividend payable on such shares by the Corporation on such date, and the converting holder need not include payment in the amount of such dividend upon surrender of shares for conversion. Except as provided above, no payment or adjustment will be made on account of accrued or unpaid dividends upon the conversion of shares of the Series.

    (2) The Conversion Rate shall be adjusted from time to time as follows:

      (A) In case the Corporation shall pay or make a dividend or other distribution on all shares of any class of capital stock of the Corporation in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Conversion Rate by a fraction of which the numerator shall be the sum of (i) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and (ii) the total number of shares constituting such dividend or other distribution, and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.

      (B) In case the Corporation shall issue rights or warrants to all holders of its shares of Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (3) hereof) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction of which the numerator shall be the sum of (i) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and (ii) the number of shares of Common Stock so offered for subscription or purchase, and the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and (y) the number of shares of Common Stock which the aggregate offering price of the total number of shares of

    Common Stock so offered for subscription or purchase would purchase at such current market price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. In the event that any such rights or warrants are not so issued, or to the extent any such rights or warrants expire without having been exercised, the Conversion Rate shall again be readjusted retroactively to the Conversion Rate which would then be in effect if such record date had not been fixed with respect to such unissued or expired rights or warrants; such subsequent adjustment shall not affect the number of Common Shares issued upon any conversion prior to the date such subsequent adjustment is made.

      (C) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      (D) In case the Corporation shall, by dividend or otherwise, distribute to all holders of shares of Common Stock evidences of indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2)(B), any dividend or distribution paid in cash out of the surplus or retained earnings of the Corporation and any dividend or distribution referred to in paragraph (2)(A)), the Conversion Rate shall be adjusted so that it shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the current market price per share (determined as provided in paragraph (3)) of the Common Stock on the date fixed for such determination, the denominator of which shall be such current market price per share of Common Stock less the then fair market value (as determined by the Board of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

      (E) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which paragraph (6) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (2)(D)), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective", or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (2)(C) of this Section
    (d)).

    (3) For the purpose of any computation under paragraphs (2)(B) and (D), the current market price per share of Common Stock on any day shall be deemed to be the average of the daily Closing Prices (as hereinafter defined) per share of Common Stock for the 30 consecutive Trading Days (as hereinafter defined) ending five Trading Days before the day in question.

    (4) Notwithstanding the provisions of paragraph (2) above, no adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (4)) would require an increase or decrease of at least 2 1/2% in such Conversion Rate; provided, however, that any adjustments which by reason of this paragraph (4) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section (d) shall be made to the nearest one-thousandth of a Common Share.

    (5) The Corporation may make such increases in the Conversion Rate, in addition to those required by this Section (d), as it considers to be advisable in order to avoid or diminish any income tax liability to any holder of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Corporation shall have the power to resolve any ambiguity or correct any error in this Section (d) and its actions in so doing shall be final and conclusive in the absence of manifest error.

    (6) In case the Corporation shall effect any capital reorganization of the Common Stock (other than a subdivision, combination, capital reorganization or reclassification provided for in paragraph (2)) or shall consolidate, merge or engage in a statutory share exchange with or into any other corporation (other than a consolidation, merger or share exchange in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) or shall sell or transfer all or substantially all its assets to any other corporation, lawful provision shall be made as a part of the terms of such transaction whereby the holders of shares of the Series shall receive upon conversion thereof, in lieu of each share of Common Stock which would have been issuable upon conversion of such stock if converted immediately prior to the consummation of such transaction, the same kind and amount of stock (or other securities, cash or property, if any) as may be issuable or distributable in connection with such transaction with respect to each share of Common Stock outstanding at the effective time of such transaction, subject to subsequent adjustments for subsequent stock dividends and distributions, subdivisions or combinations of shares, capital reorganizations, reclassifications, consolidations, mergers or share exchanges, as nearly equivalent as possible to the adjustments provided for in this Section (d).

    (7) Whenever the Conversion Rate is adjusted as herein provided:

      (A) the Corporation shall compute the adjusted Conversion Rate and shall cause to be prepared a certificate signed by the chief financial or accounting officer or treasurer of the Corporation setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based and the computation thereof and such certificate shall forthwith be filed with each transfer agent for the Series; and

      (B) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall, as soon as practicable, be mailed to the holders of record of outstanding shares of the Series.

    (8) Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of this Series to be converted, and the giving of written notice and payment, as prescribed in paragraph (1) of this Section (d); and the person entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Common Stock on such date. The Corporation shall not be required to deliver certificates for shares of its Common Stock while the stock transfer books for such stock or for this Series are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books.

    (9) The term "Common Stock" as used in this resolution means the Corporation's Common Stock, $5.00 par value per share, as the same exists at the date of filing of the Certificate of Designation relating to this Series or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

    (10) Any shares of this Series which shall at any time have been converted shall, after such conversion, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuance upon conversion of shares of the Series, the full number of shares of Common Stock then issuable upon the conversion of all shares of the Series then outstanding and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and non-assessable; provided, however, that nothing contained herein shall preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

    (11) The Corporation will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of the Series. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of the Series so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

    (12) No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of shares of the Series. If any such conversion would otherwise require the issuance of such a fractional share (determined to the extent of four decimal places after taking into account all shares of the Series being converted into Common Stock by the holder), an amount equal to such fraction multiplied by the Closing Price per share of Common Stock for the day of conversion shall be paid to the holder in cash by the Corporation.

    (13) Notwithstanding anything elsewhere contained herein, any funds which at any time shall have been deposited by the Corporation or on its behalf with any paying agent for the purpose of paying dividends on or the redemption price of any shares of the Series and which shall not be required for such purposes because of the conversion of such shares shall after such conversion be repaid to the Corporation by the paying agent.

    (14) The certificate of any independent firm of public accountants of recognized standing selected by the Board verifying the correctness of any computation made under this Section (d) shall, in the absence of manifest error, be conclusive and final.

    (15) For purposes of this resolution, the term

      (i) "Closing Price" shall mean the last sale price as shown on the New York Stock Exchange Composite Transactions Tape, or in case no such sale takes place on such day, the average of the closing bid and asked prices on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if it is not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board for such purposes (other than the Corporation or a subsidiary thereof).

      (ii) "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a day which is a Business Day.

      (iii) "Business Day" shall mean a day which is not a Saturday, Sunday or other day on which commercial banking institutions in the City of Chicago, Illinois or The City of New York, New York are authorized or obligated by law or executive order to close.

    (e) Voting
        ------

    (1) The shares of this Series shall not have any voting powers either general or special, except that:

      (A) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provision of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

      (B) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

      (C) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends (as defined below) on the Preferred Stock shall exist, the number of directors constituting the Board of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

    (2) A holder of shares of this Series shall be entitled to one vote per share of the Series held by him when such holder is permitted to vote pursuant to the foregoing.

    (f) Liquidation Rights.

    (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $50 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

    (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

    (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

    (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

    (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

    (q) Priority. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

    (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

    (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if such stock is the Corporation's Preferred Stock with Cumulative and Adjustable Dividends (Without Par Value), Preferred Stock with Cumulative and Adjustable Dividends, Series B (Without Par Value) or Preferred Stock with Cumulative and Adjustable Dividends, Series C (Without Par Value), or if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

    (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

    (h) Sinking or Retirement Fund. The shares of this Series shall not be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such stock."

  IN WITNESS WHEREOF, First Chicago Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Robert A. Rosholt, its Senior Vice President and Treasurer, and the same to be attested by Jeffrey
S. Lillien, its Assistant Secretary, this 29th day of September, 1987.

                                                FIRST CHICAGO CORPORATION


                                                     /s/ Robert A. Rosholt
                                                By:_____________________________
                                                   Senior Vice President and
                                                     Treasurer



(Corporate Seal)



ATTEST:


 /s/ Jeffrey S. Lillien
_________________________
    Assistant Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                       --------------------------------


  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF DECEMBER, A.D. 1987, AT 10 O'CLOCK A.M.

                              * * * * * * * * * *

                                        /s/ William T. Quillen
                               (SEAL)   ----------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION: *3902063
                                                  DATE:   05/18/1993

723138037

                          CERTIFICATE OF INCREASE TO
                           CERTIFICATE OF AMENDMENT
                                      OF
                           FIRST CHICAGO CORPORATION
                            -----------------------
                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware
                           -------------------------

  The undersigned DOES HEREBY CERTIFY that the following action was taken pursuant to authority granted by the Board of Directors of First Chicago Corporation, a Delaware corporation (hereinafter called the "Corporation"), at a meeting duly convened and held on May 8, 1987, at which a quorum was present and acting throughout:

     The Certificate of Stock Designation relating to the Corporation's $3.75 Cumulative Convertible Preferred Stock, Series A, executed on September 29, 1987, and adopted pursuant to a resolution of the corporation's Board of Directors on May 8, 1987 is amended as follows: That the authorized number of shares of the series of "$3.75 Cumulative Convertible Preferred Stock, Series A" be increased from 2,150,000 to 2,152,462 shares; and

     This increase shall be deemed made as of the original effective date of the Corporation's Certificate of Designation relating to its $3.75 Cumulative Convertible Preferred Stock Series A.

  IN WITNESS WHEREOF, First Chicago Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Robert A. Rosholt, its Senior vice President and Treasurer, and the same to be attested by Paul K. Johnson, its Assistant Secretary, this 11th day of December, 1987.

                             FIRST CHICAGO CORPORATION

                                 /s/ Robert A. Rosholt
                             By: ______________________________
                                 Senior Vice President and
                                 Treasurer


(Corporate Seal)

        /s/ Paul K. Johnson
Attest: _______________________
        Assistant Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE EIGHTH
DAY OF APRIL, A.D. 1988, AT 12 O'CLOCK P.M.

                              * * * * * * * * * *

                                        /s/ William T. Quillen
                                (SEAL)  ----------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION: *3902066
                                                  DATE:   05/18/1993




723138037

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           FIRST CHICAGO CORPORATION

  FIRST CHICAGO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

  First: That at a meeting of the Board of Directors of FIRST CHICAGO CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and that said amendment be submitted for the consideration and approval of the stockholders of said corporation to be held on April 8, 1988. The resolution setting forth the proposed amendment is as follows:

       "RESOLVED, that the first sentence of Article Fourth of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

       'FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is 115,000,000 shares which shall be divided into two classes as follows: 15,000,000 shares of Preferred Stock without par value (Preferred Stock) and 100,000,000 shares of Common Stock of the par value of $5.00 per share (Common Stock).'"

  Second: That thereafter, the Annual Meeting of Stockholders of said corporation was duly held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

  Fifth: That said amendment shall become effective at the close of business on the day it is filed in the office of the Secretary of State of Delaware.

  IN WITNESS WHEREOF, FIRST CHICAGO CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by J. Mikesell Thomas, Executive Vice President and Chief Financial Officer of the Corporation, and attested to by Laurence Goldman, Assistant Secretary, this 8th day of April, 1988.


                                /s/ J. Mikesell Thomas
                                -----------------------------------------
                                       J. Mikesell Thomas
                                       Executive Vice President and
                                       Chief Financial Officer


ATTEST:

/s/ Laurence Goldman
- ----------------------------
Assistant Secretary

(CORPORATE SEAL)


723138037

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                          --------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE,
DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE TWENTIETH DAY OF JANUARY, A.D. 1989, AT 10 O'CLOCK A.M.

                              * * * * * * * * * *


                             /s/ William T. Quillen
                      (SEAL) ----------------------------------------
                             William T. Quillen, Secretary of State

                             AUTHENTICATION: *3902068

                                       DATE:   05/18/1993


723138037

                          CERTIFICATE OF DESIGNATION,
                            PREFERENCES AND RIGHTS
                                      of
                 SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
                                      of
                           FIRST CHICAGO CORPORATION

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                       --------------------------------

  First Chicago Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on November 18, 1988:

  RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, without par value (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

  Series A Junior Participating Preferred Stock:

  Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

  Section 2. Dividends and Distributions.

  (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $5.00 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Comon Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as pro-
    vided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

       (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

       (A) Each share of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

     (B) Except as otherwise provided herein, in any other Certificate of Designation, Preferences and Rights creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

       (i) declare or pay dividends, or make any other distributions on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

       (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

       (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

       (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

       (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be enti-
  tled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series
  A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common
  Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common

  Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of any class of the Corporation's Preferred Stock.

     Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporatin by J. Mikesell Thomas, its Executive Vice President and Chief Financial Officer, and attested by an Assistant Secretary of the Corporation this 20th day of January, 1989.


                                                /s/ J. Mikesell Thomas
                                           ------------------------------------
                                                    J. Mikesell Thomas
                                               Executive Vice President and
                                                  Chief Financial Officer

Attest:

/s/ Laurence Goldman
- ---------------------
Assistant Secretary


      [SEAL]

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE TWENTIETH
DAY OF APRIL, A.D. 1990, AT 2:30 O'CLOCK P.M.

                              * * * * * * * * * *


                                        /s/ William T. Quillen
                               (SEAL)   ----------------------------------------
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION: *3902072
                                                  DATE:   05/18/1993

723138037

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           FIRST CHICAGO CORPORATION

  FIRST CHICAGO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

  First: That at a meeting of the Board of Directors of FIRST CHICAGO CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and that said amendment be submitted for the consideration and approval of the stockholders of said corporation to be held on April 20, 1990. The resolution setting forth the proposed amendment is as follows:

       "RESOLVED, that the first sentence of Article Fourth of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

       'FOURTH. The total number of shares of all classes of stock which the corporation shall have the authority to issue is 165,000,000 shares which shall be divided into two classes as follows: 15,000,000 shares of Preferred Stock without par value (Preferred Stock) and 150,000,000 shares of Common Stock of the par value of $5.00 per share (Common Stock).'"

  Second: That thereafter, the Annual Meeting of Stockholders of said corporation was duly held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

  Fifth: That said amendment shall become effective at the close of business on the day it is filed in the office of the Secretary of State of Delaware.

  IN WITNESS WHEREOF, FIRST CHICAGO CORPORATION has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Robert A. Rosholt, Senior Vice President and Treasurer of the Corporation, and attested to by Laurence Goldman, Assistant Secretary, this 20th day of April, 1990.

                                /s/ Robert A. Rosholt
                                ----------------------------------------------
                                Robert A. Rosholt
                                Senior Vice President and
                                Treasurer


ATTEST:

/s/ Laurence Goldman
- ----------------------------
Assistant Secretary

(CORPORATE SEAL)

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF MAY, A.D. 1991, AT 4:30 O'CLOCK P.M.

                              * * * * * * * * * *

                                          /s/ William T. Quillen
                                  (Seal)  --------------------------------------
                                          William T. Quillen, Secretary of State

                                          AUTHENTICATION:   3902073

                                                    DATE:    05/18/1993

723138037

CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE

                        10% CUMULATIVE PREFERRED STOCK
                                   SERIES D
                         (Stated Value $25 per share)

                                      OF
                           FIRST CHICAGO CORPORATION

                           -------------------------

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

                          -------------------------

  The undersigned DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors (the "Board of Directors") of First Chicago Corporation, a Delaware corporation (the "Corporation"), and by the Preferred Stock Committee of the Board of Directors (the "Preferred Stock Committee"), respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorizes the issuance of up to 15,000,000 shares of Preferred Stock without par value, and pursuant to authority conferred upon the Preferred Stock Committee by Section 141(c) of the General Corporation Law of the State of Delaware, by Article III, Section 10 of the By-Laws of the Corporation, by
Section 141(f) of the General Corporation Law of the State of Delaware, and by the resolutions of the Board of Directors adopted at a meeting duly convened and held on June 8, 1990, at which a quorum was present and acting throughout:

  1.  The Board of Directors on June 8, 1990 adopted the following resolutions:

  RESOLVED, that the Corporation issue up to 6,000,000 shares of its Preferred Stock, without par value, having an aggregate issuance price of not more than $150,000,000 (the "Preferred Shares") by filing with the Secretary of the State of Delaware, pursuant to Section 151 of the General Corporation Law of the State of Delaware, a certificate prepared in accordance with such Section 151 (the "Certificate of Designation") in such form as is approved by subsequent action of the Board of Directors or by the Preferred Stock Committee of the Board of Directors (the "Preferred Stock Committee") relating to such Preferred Shares; and that the resolution set forth in said Certificate of Designation be, and it hereby is, adopted by the Board of Directors, and that the proper officers of the Corporation are authorized to execute and file such Certificate of

  Designation pursuant to the General Corporation Law of the State of Delaware;

  FURTHER RESOLVED, that the Board of Directors appoints a Preferred Stock Committee, composed of Messrs. Barry F. Sullivan and Richard L. Thomas, which shall have the powers set forth in these resolutions and in the General Corporation Law of the State of Delaware and that execution and delivery of any document or certificate signed by any member of the Preferred Stock Committee or by the Secretary of the Corporation shall be conclusive evidence of the action taken by the Preferred Stock Committee as contemplated, required or authorized by these resolutions; and the Preferred Stock Committee or any member thereof be, and they hereby are, given full power and authority to authorize the execution of such documents and the taking of such actions (including the filings with all necessary governmental or regulatory agencies) as may be necessary or desirable to effectuate the issuance and sale of the Preferred Shares as contemplated by these resolutions;

  FURTHER RESOLVED, that the Preferred Stock Committee is authorized and empowered, with full power and authority, to act on behalf and in the stead of the Board of Directors to authorize the issuance of the Preferred Shares, to fix the dividend rate or rates of the Preferred Shares, to determine the number of Preferred Shares, to determine the price at which the Preferred Shares will be sold by the Corporation, to determine whether the Preferred Shares shall be convertible into shares of the Corporation's Common Stock, $5 par value per share (the "Common Shares") and, if determined to be so convertible, the basis (which may be by formula) and terms upon which the shares of Preferred Shares shall be so convertible into the Common Shares, to determine the liquidation preference (which may be less than the offering price) of the Preferred Shares, to determine any redemption provisions of the Preferred Shares and to determine the designations, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, to the fullest extent permitted by the General Corporation Law of the State of Delaware as it now exists or is hereafter amended;

  FURTHER RESOLVED, that the Certificate of Designation for the Preferred Shares shall provide that such series of Preferred Stock (the "Series") shall have the following voting rights:

        (1) The shares of this Series shall not have any voting powers either general or special, except that:

             (A) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorportion or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

      (B) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

       (C) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends (as defined below) on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

        (2) A holder of shares of this Series shall be entitled to one vote per share of the Series held by him when such holder is permitted to vote pursuant to the foregoing.

  2. The Preferred Stock Committee on May 22, 1991, pursuant to the authority conferred upon the Preferred Stock Committee by Section 141(c) of the General Corporation Law of the State of Delaware, by Article III, Section 10 of the By-Laws of the Corporation and Section 141(f) of the General Corporation Law of the State of Delaware and by the resolutions of the Board of Directors set forth above, adopted the following resolutions:

  RESOLVED, that pursuant to authority conferred upon the Preferred Stock Committee of the Corporation, pursuant to resolutions adopted by the Board of Directors of the Corporation on June 8, 1990, the Preferred Stock Committee hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 6,000,000 shares, and hereby fixes the designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

        (a) Designation. The designation of the series of Preferred Stock created by this resolution shall be "10% Cumulative Preferred Stock, Series
  D" (hereinafter called this "Series") and the number of shares constituting this Series is 6,000,000. Shares of this Series shall have a stated value of $25 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors or the Preferred Stock Committee and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

        (b)  Dividend Rate.

        (1) Shares of this Series shall be entitled to receive dividends at a fixed annual rate of $2.50 per share. Such dividends shall be cumulative from the date of original issue of such shares, that is, May 30, 1991, and shall be payable, when and as declared by the Board of Directors, on the first day of January, April, July and October of each year, commencing the first day of July, 1991. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on the applicable record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date as may be fixed by the Board of Directors which shall not exceed 45 days preceding such dividend payment date thereof.

        (2) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

        (3) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (2) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

        (4) Dividends payable on this Series for any period less than a full quarterly dividend period, and for the dividend period beginning on the date of issuance of the shares of this Series, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on shares of this Series for each full quarterly dividend period shall be computed by dividing by four the annual rate per share set forth in Section (b)(1).

        (c)  Redemption.

        (1) The shares of this Series shall not be redeemable prior to June 1, 1994. On and after June 1, 1994, the Corporation, at its option, and with the prior consent of the Board of Governors of the Federal Reserve System may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price per share as indicated below, if such redemption is during the periods indicated:


        If redeemed during                  Redemption
         the twelve month                     Price
         period beginning                   Per Share
        ------------------                  ----------
           June 1, 1994                       $25.75
           June 1, 1995                       $25.375
           June 1, 1996 and thereafter        $25.00

   plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

        (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

        (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

            (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

            (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

            (6) Nothwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

       (d) Conversion. The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

       (e)  Liquidation Rights.

            (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $25 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

      (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (e).

      (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (e), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

      (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (e), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (e) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

      (f) Priority. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

      (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holder of shares of this Series;

      (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if such stock is the Corporation's Preferred Stock with Cumulative and Adjustable Dividends (Without Par Value), Preferred Stock Cumulative and Adjustable Dividends, Series B (Without Par Value), Preferred Stock with Cumulative and Adjustable Dividends, Series C (Without Par Value), or the Corporation's $3.75 Cumulative

     Convertible Preferred Stock, Series A (Without Par Value) or if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

           (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

       (g) Sinking or Retirement Fund. The shares of this Series shall not be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such stock."

     IN WITNESS WHEREOF, First Chicago Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Richard L. Thomas, its President, and the same to be attested by Mark K. Cullen, its Assistant Secretary, this 22nd day of May, 1991.


                                   FIRST CHICAGO CORPORATION


                                   By: /s/ Richard L. Thomas
                                       ----------------------
                                       President



(Corporate Seal)



ATTEST:


/s/ Mark K. Cullen
- -------------------
Assistant Secretary


7489E

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

  I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF FIRST CHICAGO CORPORATION FILED IN THIS OFFICE ON THE TWELFTH DAY OF NOVEMBER, A.D. 1992, AT 9 O'CLOCK A.M.

  A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                              * * * * * * * * * *



                                          /s/ William T. Quillen
                               (SEAL)     --------------------------------------
                                          William T. Quillen, Secretary of State

                                          AUTHENTICATION: *3902075
                                                    DATE:   05/18/1993

723138037

CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE


                       8.45% CUMULATIVE PREFERRED STOCK,
                                   SERIES E
                         (Stated Value $625 per share)

                                      OF
                           FIRST CHICAGO CORPORATION

                           -------------------------

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

                           -------------------------


    The undersigned DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors (the "Board of Directors") of First Chicago Corporation, a Delaware corporation (the "Corporation"), and by the Preferred Stock Committee of the Board of Directors (the "Preferred Stock Committee"), respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorizes the issuance of up to 15,000,000 shares of Preferred Stock without par value, and pursuant to authority conferred upon the Preferred Stock Committee by Section 141(c) of the General Corporation Law of the State of Delaware, by Article III, Section 10 of the By-Laws of the Corporation, by
Section 141(f) of the General Corporation Law of the State of Delaware, and by the resolutions of the Board of Directors adopted by means of a unanimous written consent of the Board of Directors dated August 21, 1992:

    1. The Board of Directors on August 21, 1992 adopted the following resolutions:

    RESOLVED, that the Corporation issue up to 480,000 shares of its Preferred Stock, without par value, having an aggregate issuance price of not more than $300,000,000 (the "Preferred Shares") by filing with the Secretary of State of Delaware, pursuant to Section 151 of the General Corporation Law of the State of Delaware, a certificate prepared in accordance with such
    Section 151 (the "Certificate of Designation") in such form as is approved by subsequent action of the Board of Directors or by the Preferred Stock Committee of the Board of Directors (the "Preferred Stock Committee") relating to such Preferred Shares; and that the resolution set forth in said Certificate of Designation be, and it hereby is, adopted by the Board of Directors, and that the proper officers of the Corporation are authorized to execute and file such Certificate of




                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/12/1992
                                                         732317001 - 700130

Designation pursuant to the General Corporation Law of the State of Delaware;

FURTHER RESOLVED, that the Board of Directors appoints a Preferred Stock Committee, composed of Messrs. Richard L. Thomas and John H. Bryan, which shall have the powers set forth in these resolutions and in the General Corporation Law of the State of Delaware and that execution and delivery of any document or certificate signed by any member of the Preferred Stock Committee or by the Secretary of the Corporation shall be conclusive evidence of the action taken by the Preferred Stock Committee as contemplated, required or authorized by these resolutions; and the Preferred Stock Committee or any member thereof be, and they hereby are, given full power and authority to authorize the execution of such documents and the taking of such actions (including the filings with all necessary governmental or regulatory agencies) as may be necessary or desirable to effectuate the issuance and sale of the Preferred Shares as contemplated by these resolutions;

FURTHER RESOLVED, that the Preferred Stock Committee is authorized and empowered, with full power and authority, to act on behalf and in the stead of the Board of Directors to authorize the issuance of the Preferred Shares, to fix the dividend rate or rates of the Preferred Shares, to determine the number of Preferred Shares, to determine the price at which the Preferred Shares will be sold by the Corporation, to determine whether the Preferred Shares shall be convertible into shares of the Corporation's Common Stock, $5 par value per share (the "Common Shares") and, if determined to be so convertible, the basis (which may be by formula) and terms upon which the shares of Preferred Shares shall be so convertible into the Common Shares, to determine whether the Preferred Shares shall be represented by depositary shares (the "Depositary Shares") and, if so determined, the fractional interest of a Preferred Share to be represented by each Depositary Share, to determine the liquidation preference (which may be less than the offering price) of the Preferred Shares, to determine any redemption provisions of the Preferred Shares and to determine the designations, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, to the fullest extent permitted by the General Corporation Law of the State of Delaware as it now exists or is hereafter amended;

FURTHER RESOLVED, that the Certificate of Designation for the Preferred Shares shall provide that such series of Preferred Stock (the "Series") shall have the following voting rights:

    (1) The shares of this Series shall not have any voting powers either general or special, except that:

      (A) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

      (B) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

      (C) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends (as defined below) on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred

    Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

    (2) A holder of shares of this Series shall be entitled to one vote per share of the Series held by him when such holder is permitted to vote pursuant to the foregoing.

  2. The Preferred Stock Committee on November 5, 1992, pursuant to the authority conferred upon the Preferred Stock Committee by Section 141(c) of the General Corporation Law of the State of Delaware, by Article III, Section 10 of the By-Laws of the Corporation and Section 141(f) of the General Corporation Law of the State of Delaware and by the resolutions of the Board of Directors set forth above, adopted the following resolutions:

    RESOLVED, that pursuant to authority conferred upon the Preferred Stock Committee of the Corporation, pursuant to resolutions adopted by the Board of Directors of the Corporation on August 21, 1992, the Preferred Stock Committee hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 160,000 shares, and hereby fixes the designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

       (a) Designation. The designation of the series of Preferred Stock created by this resolution shall be "8.45% Cumulative Preferred Stock, Series E" (hereinafter called this "Series") and the number of shares constituting this Series is 160,000. Shares of this Series shall have a stated value of $625 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors or the Preferred Stock Committee and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

      (b) Dividend Rate.

      (1) Shares of this Series shall be entitled to receive dividends at a fixed annual rate of $52.8125 per share. Such dividends shall be cumulative from the date of original issue of such shares, that is, November 16, 1992, and shall be payable, when and as declared by the Board of Directors, on the first day of January, April, July and October of each year, commencing the first day of January, 1993. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on the applicable record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date as may be fixed by the Board of Directors which shall not exceed 45 days preceding such dividend payment date thereof.

      (2) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

      (3) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (2) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

    (4) Dividends payable on this Series for any period less than a full quarterly dividend period, and for the dividend period beginning on the date of issuance of the shares of this Series, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on shares of this Series for each full quarterly dividend period shall be computed by dividing by four the annual rate per share set forth in Section (b)(1).

    (c) Redemption.

    (1) The shares of this Series shall not be redeemable prior to November 16, 1997. On and after November 16, 1997, the Corporation, at its option, and with the prior consent of the Board of Governors of the Federal Reserve
  System may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price per share of $625, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

    (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

    (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

    (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

    (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

    (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

    (d) Conversion. The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

    (e) Liquidation Rights.

      (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $625 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

      (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (e).

    (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (e), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

    (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (e), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

    (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (e) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

    (f) Priority. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

    (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holder of shares of this Series;

    (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if such stock is the Corporation's Preferred Stock with Cumulative and Adjustable Dividends (Without Par Value), Preferred Stock with Cumulative and Adjustable Dividends, Series B (Without Par Value), Preferred Stock with Cumulative and Adjustable Dividends, Series C (Without Par Value), $3.75 Cumulative Convertible Preferred Stock, Series A (Without Par Value), or the Corporation's 10% Cumulative Peferred Stock, Series D (stated value $25 per share), or if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

          (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

      (g) Sinking or Retirement Fund. The shares of this Series shall not be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such stock.

  IN WITNESS WHEREOF, First Chicago Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Robert A. Rosholt, its Treasurer, and the same to be attested by Michael Lipsitz, its Assistant Secretary, this 5th day of November, 1992.

                                      FIRST CHICAGO CORPORATION


                                            /s/ Robert A. Rosholt
                                      By:______________________________
                                         Senior Vice President and
                                           Treasurer



(Corporate Seal)



ATTEST:


   /s/ Michael Lipsitz
___________________________
Assistant Secretary



1295E/1-9

                                                                          PAGE 1
                               State of Delaware

                       Office of the Secretary of State

                       --------------------------------

 I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "FIRST CHICAGO CORPORATION" FILED IN THIS OFFICE ON THE FIFTH DAY OF MARCH, A.D. 1993, AT 10 O'CLOCK A.M.

 A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                              * * * * * * * * * *


    (SEAL)
                                          /s/ William T. Quillen
                                          --------------------------------------
                                          William T. Quillen, Secretary of State
                                          AUTHENTICATION: *3902077
                                                    DATE: 05/18/1993
723138037

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 03/05/1993
  733064007-700130

           CERTIFICATE OF THE VOTING POWERS, DESIGNATION, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, WHICH HAVE NOT BEEN SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OR IN ANY AMENDMENT THEREOF, OF THE

                5 3/4% CUMULATIVE CONVERTIBLE PREFERRED STOCK,
                                   SERIES B
                       (Stated Value $5,000 per share)

                                      OF
                          FIRST CHICAGO CORPORATION

                                --------------

                        Pursuant to Secton 151 of the
               General Corporation Law of the State of Delaware

                                --------------

            The undersigned DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors (the "Board of Directors") of First Chicago Corporation, a Delaware corporation (the "Corporation"), and by the Preferred Stock Committee of the Board of Directors (the "Preferred Stock Committee"), respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorizes the issuance of up to 15,000,000 shares of Preferred Stock without par value, and pursuant to authority conferred upon the Preferred Stock Committee by Section 141(c) of the General Corporation Law of the State of Delaware, by Article III, Section 10 of the By-Laws of the Corporation, by Section 141(f) of the General Corporation Law of the State of Delaware, and by the resolutions of the Board of Directors adopted by means of a unanimous written consent of the Board of Directors dated August 21, 1992 and by resolutions adopted by the Board of Directors on February 12, 1993:

            1. The Board of Directors on August 21, 1992 adopted the following resolutions:

            RESOLVED, that the Corporation issue up to 480,000 shares of its Preferred Stock, without par value, having an aggregate issuance price of not more than $300,000,000 (the "Preferred Shares") by filing with the Secretary of the State of Delaware, pursuant to
            Section 151 of the General Corporation Law of the State of Delaware, a certificate prepared in accordance with such Section 151 (the "Certificate of Designation") in such form as is approved by subsequent action of the Board of Directors or by the Preferred Stock Committee of the Board of Directors (the "Preferred Stock Committee") relating to such Preferred Shares; and that the resolution set forth in said Certificate of Designation be, and it hereby is, adopted by the Board of Directors, and that the proper officers of the Corporation are authorized to execute and file such Certificate of Designation pursuant to the General Corporation Law of the State of Delaware;

FURTHER RESOLVED, that the Board of Directors appoints a Preferred Stock Committee, composed of Messrs. Richard L. Thomas and John H. Bryan, which shall have the powers set forth in these resolutions and in the General Corporation Law of the State of Delaware and that execution and delivery of any document or certificate signed by any member of the Peferred Stock Committee or by the Secretary of the Corporation shall be conclusive evidence of the action taken by the Preferred Stock Committee as contemplated, required or authorized by these resolutions; and the Preferred Stock Committee or any member thereof be, and they hereby are, given full power and authority to authorize the execution of such documents and the taking of such actions (including the filings with all necessary governmental or regulatory agencies) as may be necessary or desirable to effectuate the issuance and sale of the Preferred Shares as contemplated by these resolutions;

FURTHER RESOLVED, that the Preferred Stock Committee is authorized and empowered, with full power and authority, to act on behalf and in the stead of the Board of Directors to authorize the issuance of the Preferred Shares, to fix the dividend rate or rates of the Preferred Shares, to determine the number of Preferred Shares, to determine the price at which the Preferred Shares will be sold by the Corporation, to determine whether the Preferred Shares shall be convertible into shares of the Corporation's Common Stock, $5 par value per share (the "Common Shares") and, if determined to be so convertible, the basis (which may be by formula) and terms upon which the shares of Peferred Shares shall be so convertible into the Common Shares, to determine whether the Preferred Shares shall be represented by depositary shares (the "Depositary Shares") and, if so determined, the fractional interest of a Preferred Share to be represented by each Depositary Share, to determine the liquidation preference (which may be less than the offering price) of the Preferred Shares, to determine any redemption provisions of the Preferred Shares and to determine the designations, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, to the fullest extent permitted by the General Corporation Law of the State of Delaware as it now exists or is hereafter amended;

FURTHER RESOLVED, that the Certificate of Designation for the Preferred Shares shall provide that such series of Preferred Stock (the "Series") shall have the following voting rights:

  (1) The shares of this Series shall not have any voting powers either general or special, except that:

   (A) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least

66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisons of the Certificate of Incorportion or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

 (B) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

 (C) If at the time of any annual meeting of stockholders for the election of directors a default in preference dividends (as defined below) on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporaton to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of

    Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

    (2) A holder of shares of this Series shall be entitled to one vote per share of the Series held by him when such holder is permitted to vote pursuant to the foregoing.

2. The Board of Directors on February 12, 1993 adopted the following resolutions:

RESOLVED, that the second paragraph of the Resolution duly adopted by this Board of Directors on August 12, 1993 (the "Resolution") providing for the appointment of a Preferred Stock Committee of this Board of Directors is hereby amended and restated in its entirety as follows:

   FURTHER RESOLVED, that the Board of Directors appoints a Preferred Stock Committee, composed of Messrs. Richard L. Thomas, Leo F. Mullin and David J. Vitale, which shall have the powers set forth in these resolutions and in the General Corporation Law of the State of Delaware and that execution and delivery of any document or certificate signed by any member of the Preferred Stock Committee or by the Secretary of the Corporation shall be conclusive evidence of the action taken by the Peferred Stock Committee as contemplated, required or authorized by these resolutions; and the Preferred Stock Committee or any member thereof be, and they hereby are, given full power and authority to authorize the execution of such documents and the taking of such actions (including the filings with all necessary governmental or regulatory agencies) as may be necessary or desirable to effectuate the issuance and sale of the Shares (as defined below) as contemplated by these resolutions;

  FURTHER RESOLVED, that except as set forth above, the Resolution is and shall be in full force and effect as of its date.


  3. The Preferred Stock Committee on March 1, 1993, pursuant to the authority conferred upon the Preferred Stock Committee by Section 141(c) of the General Corporation Law of the State of Delaware, by Article III, Section 10 of the By-Laws of the Corporation and Section 141(f) of the General Corporation Law of the State of Delaware and by the resolutions of the Board of Directors set forth above, adopted the following resolutions:

  RESOLVED, that pursuant to authority conferred upon the Preferred Stock Committee of the Corporation, pursuant to resolutions adopted by the Board of Directors of the Corporation on August 21, 1992, as amended on February 12, 1993, the Preferred Stock Committee hereby provides for and authorizes the issuance of a series of Preferred Stock of the Corporation to consist of 40,000 shares, and hereby fixes the designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series, in addition to those set forth in the Certificate of Incorporation, as follows:

    (a) Designation. The designation of the series of Preferred Stock created by this resolution shall be "5 3/4% Cumulative Convertible Preferred Stock, Series B" (hereinafter called this "Series") and the number of shares constituting this Series is 40,000. Shares of this Series shall have a stated value of $5,000 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors or the Preferred Stock Committee and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

    (b) Dividend Rate.

    (1) Shares of this Series shall be entitled to receive dividends at a fixed annual rate of $287.50 per share. Such dividends shall be cumulative from the date of original issue of such shares, that is, March 9, 1993, and shall be payable, when and as declared by the Board of Directors, on the first day of January, April, July and October of each year, commencing the first day of July, 1993. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on the applicable record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends on account of arrears for any past dividend periods may be declared and paid at any time.

without reference to any regular dividend payment date, to holders of record on such date as may be fixed by the Board of Directors which shall not exceed 45 days preceding such dividend payment date thereof.

 (2) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Peferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Peferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

 (3) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (2) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

 (4) Dividends payable on this Series for any period less than a full quarterly dividend period, and for the dividend period beginning on the date of issuance of the shares of this Series, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on shares of this Series for each full quarterly dividend period shall be computed by dividing by four the annual rate per share set forth in Section (b)(1).

    (c) Redemption.

    (1) The shares of this Series shall not be redeemable prior to April 1, 1997. On and after April 1, 1997, the Corporation, at its options, and with the prior consent of the Board of Governors of the Federal Reserve System may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price as set forth below, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption:

         If Redeemed During the
          Twelve-Month Period                     Redemption Price
         Beginning on April 1,                       per share
         ----------------------                   ----------------

               1997                                 $5,172.50
               1998                                  5,143.75
               1999                                  5,115.00
               2000                                  5,086.25
               2001                                  5,057.50
               2002                                  5,028.75
               2003 and thereafter                   5,000.00

    (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

    (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the then current Conversion Price (as defined herein), together with a statement that all conversion rights with respect to the shares of the Series called for redemption will terminate at the close of business on the fifth Business Day preceding the redemption date; (v) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

    (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

  (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

  (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series (i) upon the conversion of shares of the Series into shares of Common Stock pursuant to Section (d) hereof or (ii) pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

  (d) Conversion.

  (1) (A) Subject to the provisions for adjustment hereinafter set forth, each share of the Series shall be convertible at the option of the holder thereof, in whole or part, in the manner hereinafter set forth, into fully paid and nonassessable shares of Common Stock (as hereinafter defined) at the conversion price, determined as hereinafter provided, in effect on the date of conversion, each share of the Series being credited at its stated value; provided that if any shares of the Series are called for redemption, the conversion rights pertaining thereto will terminate at the close of business on the fifth Business Day preceding the redemption date, unless the Corporation shall default in providing money for the payment of the redemption price as provided in Section (c) hereof. The price at which shares of Common Stock shall be delivered upon conversion of the shares of the Series (hereinafter referred to as the "Conversion Price") shall be initially $53.625 per share of Common
Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraph (2) of this Section (d).

  (B) Any holder of shares of the Series desiring to convert such stock into shares of Common Stock shall surrender the certificate or certificates for the shares of the Series being converted, duly endorsed or assigned to the Corporation or in blank, at the principal office of the Corporation for that purpose, accompanied by a written notice of conversion specifying the number of shares of the Series to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued; in case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issue of shares of Common Stock in such name or names. In case less than all of the shares of the Series represented by a certificate are to be converted by a holder, upon such conversion the Corporation shall issue and deliver or cause to be issued and delivered to such holder a certificate or certificates for the shares of the Series not so converted. The holders of shares of the Series at the close of business on a dividend payment record date shall be entitled to receive the dividend payable on such shares of the Series (except shares of the Series redeemed on a redemption date between such record date and the dividend payment date) on the corresponding dividend payment date notwithstanding the subsequent conversion thereof or the Corporation's default in payment of the dividend due on such dividend payment date. However, shares of the Series surrendered for conversion during the period from the close of business on any dividend payment record date for the Series to the opening of business on the corresponding dividend payment date (except shares of the Series called for redemption on a redemption date after the dividend payment record date and on or before the fifth business day following the dividend payment date) must be accompanied by payment of an amount equal to the dividend payable on such shares of the Series on such dividend payment date. A holder of shares of the Series on a dividend payment record date who (or whose transferee) converts shares of the Series on a dividend payment date will receive the dividend payable on such shares of the Series by the Corporation on such date, and the converting holder need not include payment in the amount of such dividend upon surrender of shares of the Series for conversion. Except as provided above, no payment or adjustment will be made on account of accrued or unpaid dividends upon the conversion of shares of the Series.

  (C) As promptly as practicable after the surrender of certificates for shares of the Series as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his or her written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section (d), and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be promptly settled as provided in paragraph (11) of this Section (d).

  (D) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of the Series shall have been surrendered and such notice (and if applicable, payment of an amount equal to the dividend payable on such shares) received by the Corporation as aforesaid;

the shares of the Series so surrendered for conversion shall no longer be deemed to be outstanding and all rights with respect to such shares of the Series shall cease, except the right of the holders thereof to receive full shares of Common Stock in exchange therefor and payment for any fractional shares; and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversions of shares of the Series will upon delivery be duly and validly issued and fully paid and nonassessable.

(2) The Conversion Price shall be adjusted from time to time as follows:

  (A) In case the Corporation shall pay or make a dividend or other distribution on any class of capital stock of the Corporation in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and the denominator shall be the sum of (i) such number of shares and (ii) the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the date following the date fixed for such determination.

  (B) In case the Corporation shall issue rights or warrants (in each case, other than the Preferred Share Purchase Rights) to all holders of its shares of Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (3)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the date following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the sum of (i) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus (ii) the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, and the denominator shall be the sum of (x) the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus

(y) the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the date following the date fixed for such determination.

 (C) In case the Corporation shall, by dividend or otherwise, distribute to all holders of shares of Common Stock evidences of indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph
(2)(B), the Preferred Share Purchase Rights, any dividend or distribution paid in cash out of the surplus or retained earnings of the Corporation and any dividend or distribution referred to in paragraph (2)(A)), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (3)) of the Common Stock on the date fixed for such determination, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed allocable to one share of Common Stock, and the denominator shall be such current market price per share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Corporation shall distribute or shall have distributed any rights or warrants to acquire capital stock ("Rights") pursuant to this subparagraph (C), this distribution of separate certificates representing the Rights subsequent to their initial distribution (whether or not the initial distribution of the Rights shall have occurred prior to the date of the issuance of the Series) shall be deemed to be the distribution of the Rights for purposes of this subparagraph (C); provided that the Corporation may, in lieu of making any adjustment pursuant to this subparagraph (C) upon a distribution of separate certificates representing the Rights, make proper provision so that each holder of the Series who converts the shares of this Series (or any portion thereof)
(i) on or before the record date for such distribution of separate certificates shall be entitled to receive upon conversion shares of Common Stock issued with Rights and (ii) after such record date and prior to the expiration, redemption or termination of the Rights shall be entitled to receive upon conversion, in addition to the shares of Common Stock issuable upon conversion, the same number of Rights as would a holder of the number of shares of Common Stock that the shares of such Series so converted would have entitled the holder thereof to purchase in accordance with the terms and provisions applicable to the Rights if the shares of such Series were converted immediately prior to the record date for such distribution. Common Stock owned by or held for the account of the Corporation or any majority owned subsidiary shall not be deemed outstanding for the purpose of any adjustment required under this subparagraph (C).

 (D) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares, the Conversion Price in effect at the opening of business on the date following the date upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares, the Conversion Price in effect at the opening of business on the date following the date upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination becomes effective.

      (E) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which paragraph (6) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (2)(C)), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock oustanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective," or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (2)(D) of this Section (d)).

  (3) For the purpose of any computation under paragraphs (2)(B) and (2)(C), the current market price per share of Common Stock on any day shall be deemed to be the average of the daily Closing Prices (as hereinafter defined) per share of Common Stock for the 30 consecutive Trading Days (as hereinafter defined) ending on the fifth Trading Day before the day in question.

  (4) Notwithstanding the provisions of paragraph (2) above, no adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (4)) would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this paragraph (4) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provisions of this Section (d), the Corporation shall not be required to make any adjustment to the Conversion Price for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under such plan. All calculations under this Section (d) shall be made to the nearest 1/100 of a cent (with $.00005 being rounded upward) or to the nearest 1/10,000 of a share (with .00005 of a share being rounded upward), as the case may be.

  (5) The Corporation may make such reductions in the Conversion Price, in addition to those required by this Section (d), as it considers to be advisable in order to avoid or diminish any income tax to any holder of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons. The Corporation shall have the power to resolve any ambiguity or correct any error in this Section (d) and its actions in so doing shall be final and conclusive.

  (6) In case the Corporation shall effect any capital reorganization of the Common Stock (other than a subdivision, combination, capital reorganization or reclassification provided for in paragraph (2)) or shall consolidate, merge or engage in a statutory share exchange with or into any other corporation (other than a consolidation, merger or share exchange in which the Corporation is the surviving corporation and each share of Common Stock outstanding immediately prior to such consolidation or merger is to remain outstanding immediately after such consolidation or merger) or shall sell or transfer all or substantially all its assets to any other corporation, lawful provision shall be made as a part of the terms of such transaction whereby the holders of shares of the Series shall receive upon conversion thereof, in lieu of each share of Common Stock which would have been issuable upon conversion of such stock if converted immediately prior to the consummation of such transaction, the same kind and amount of stock (or other securities, cash or property, if any) as may be issuable or distributable in connection with such transaction with respect to each share of Common Stock outstanding at the effective time of such transaction subject to subsequent adjustments for subsequent stock dividends and distributions, subdivisions or combinations of shares, capital reorganizations, reclassifications, consolidations, mergers or share exchanges, as nearly equivalent as possible to the adjustments provided for in this Section (d).

  (7) Whenever the Conversion Price is adjusted as herein provided:

    (A) the Corporation shall compute the adjusted Conversion Price and shall cause to be prepared a certificate signed by the chief financial or accounting officer of the Corporation setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based and the computation thereof and such certificate shall forthwith be filed with each transfer agent for the Series; and

    (B) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall, as soon as practicable, be mailed to the holders of record of outstanding shares of the Series.

  (8) In case:

    (A) the Corporation shall declare a dividend or other distribution on the Common Stock other than in cash out of its surplus or retained earnings and other than the Preferred Share Purchase Rights;

    (B) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants (other than the Preferred Share Purchase Rights) entitling them to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than the Preferred Share Purchase Rights);

    (C) of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all the assets of the Corporation; or

    (D) of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

then the Corporation shall cause to be mailed to each transfer agent for the Series and to the holders of record of the outstanding shares of the Series, at least 20 days (or 10 days in any case specified in paragraphs (A) or (B) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to such dividend, distribution, rights or warrants are be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution or winding up. Such notice shall also state whether such transaction will result in any adjustment in the Conversion Price applicable to the Series and, if so, shall state what the adjusted Conversion Price will be and when it will become effective. Neither the failure to give the notice required by this paragraph
(8), nor any defect therein, to any particular holder shall affect the sufficiency of the notice or the legality or validity of the proceedings described in paragraphs (8)(A) through (8)(D).

  (9) Any shares of this Series which shall at any time have been converted shall, after such conversion, have the status as authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock for the purpose of issuance upon conversion of shares of the Series, the full number of shares of Common Stock then issuable upon the conversion of all shares of the Series then outstanding and shall take all action necessary so that shares of Common Stock so issued will be validly issued, fully paid and nonassessable; provided, however, that nothing contained herein shall preclude the Corporation from satisfying its obligations in respect of the conversion of the shares by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

      (10) The Corporation will pay any and all stamp or similar taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of the Series. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of the Series so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

      (11) No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of shares of the Series. If any such conversion would otherwise require the issuance of such a fractional share (determined to the extent of four decimal places after taking into account all shares of the Series being converted into Common Stock by the holder), an amount equal to such fraction multiplied by the Closing Price per share of Common Stock for the day of conversion shall be paid to the holder in cash by the Corporation. Any share of the Series may be converted, at the request of its holder, in part into Common Stock. If a part of a share of the Series is converted, then the Corporation will convert such shares into the requested shares of Common Stock (subject to this paragraph (11)) and issue a fractional share of the Series evidencing the remaining interest of such holder.

      (12) Notwithstanding anything elsewhere contained herein, any funds which at any time shall have been deposited by the Corporation or on its behalf with any paying agent for the purpose of paying dividends on, or the redemption price of, any shares of the Series and which shall not be required for such purposes because of the conversion of such shares shall after such conversion be repaid to the Corporation by the paying agent.

      (13) In any case in which paragraph (2) of this Section (d) provides that an adjustment shall become effective on the day next following a record date for an event, the Corporation may defer until the occurrence of such event
    (a) issuance to the holder of any share of this Series converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fraction pursuant to paragraph
    (11) of this Section (d).

      (14) If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 7, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

      (15) If the Corporation shall take any action affecting the Common Stock, other than action described in this Section (d), that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of the Series, the Conversion Price for the Series may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

 (16) The certificate of any independent firm of public accountants of recognized standing selected by the Board shall be presumptive evidence of the correctness of any computation made under this Section (d).

 (17) For purposes of this resolution, the following terms shall have the following meanings:

      (i) "Closing Price" shall mean the last sale price as shown on the New York Stock Exchange Composite Transactions Tape, or in case no such sale takes place on such day, the average of the closing bid and asked prices on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if it is not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for such purposes (other than the Corporation or a subsidiary thereof).

      (ii) "Common Stock" shall mean the Corporation's Common Stock, $5.00 par value per share, as the same exists at the date of filing of the Certificate of Designation relating to this Series or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

      (iii) "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a day which is a Business Day.

      (iv) "Business Day" shall mean a day which is not a Saturday, Sunday or other day on which commercial banking institutions in the City of Chicago, Illinois or The City of New York, New York are authorized or obligated by law or executive order to close.

      (v) "Preferred Share Purchase Rights" shall mean the preferred share purchase rights of the Corporation which were declared as a dividend on each outstanding share of the Corporation's Common Stock on November 18, 1988, and are described in that certain Rights Agreement dated November 18, 1988 between the Corporation and Bankers Trust Company, as Rights Agent, and as amended from time to time, or rights to purchase any capital stock of the Corporation under any successor shareholder rights plan or plan adopted in replacement of the Corporation's Rights Agreement.

    (e) Liquidation Rights.

      (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $5,000 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

      (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (e).

      (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (e), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

      (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (e), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

      (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (e) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to this Series.

    (f) Priority. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

      (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holder of shares of this Series;

      (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking provisions, if any, be different from those of this Series, if such stock is the Corporation's Preferred Stock with Cumulative and Adjustable Dividends (Without Par Value), Preferred Stock with Cumulative and Adjustable Dividends, Series B (Without Par Value), Preferred Stock with Cumulative and Adjustable Dividends, Series C (Without Par Value), $3.75 Cumulative Convertible Preferred Stock, Series A (Without Par Value), 10% Cumulative Preferred Stock, Series D (Stated Value $25 per share), or the Corporation's 8.45% Cumulative Preferred Stock, Series E (Stated Value $625 per share), or if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

      (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

    (g) Sinking or Retirement Fund. The shares of this Series shall not be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such stock.

  IN WITNESS WHEREOF, First Chicago Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by David P. Bolger, its Treasurer, and the same to be attested by Michael Lipsitz, its Assistant Secretary, this 4th day of March, 1993.




                                          FIRST CHICAGO CORPORATION

                                                     David P. Bolger
                                          By:_______________________________
                                             Senior Vice President and
                                               Treasurer





(Corporate Seal)


ATTEST:

     Michael Lipsitz
_________________________
Assistant Secretary

                                                                          PAGE 1
                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "LAKE SHORE BANCORP., INC.", A DELAWARE CORPORATION, WITH AND INTO "FIRST CHICAGO CORPORATION" UNDER THE NAME OF "FIRST CHICAGO CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF JULY, A.D. 1994, AT 1:30 O'CLOCK P.M.


[SEAL OF THE STATE OF DELAWARE]

[SEAL OF THE SECRETARY OF STATE]
                                       /s/ EDWARD J. FREEL
                                   ------------------------------
                                         SECRETARY OF STATE

0700130  8100M                     AUTHENTICATION:    7174855

944125619                                    DATE:    07-08-94

                                                        STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                    FILED 01:30 PM 07/08/1994
                                                        944125527 - 700130



                             CERTIFICATE OF MERGER

                                      OF

                           LAKE SHORE BANCORP., INC.

                                     INTO

                           FIRST CHICAGO CORPORATION
                           -------------------------


                                    ******


     The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:


             NAME                                   STATE OF INCORPORATION
             ----                                   ----------------------

     First Chicago Corporation                      Delaware

     Lake Shore Bancorp., Inc.                      Delaware


     SECOND: That an Amended and Restated Agreement and Plan of Merger effective as of November 21, 1993, (the "Agreement") between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation of the merger is First Chicago Corporation.

     FOURTH: That the Restated Certificate of Incorporation of First Chicago Corporation shall be the certificate of incorporation of the surviving corporation.

     FIFTH: That the executed Agreement is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One First National Plaza, Suite 0287, Chicago, Illinois 60670.

     SIXTH: That a copy of the Agreement will be furnished by the surviving corporation, on request and without cost to any stockholder of any constituent corporation.

     SEVENTH: This Certificate of Merger shall be effective upon filing (the "Effective Time") in accordance with the provisions of Sections 103 and 251(c) of the General Corporation Law of the State of Delaware.


Dated:  July 8, 1994

                                       FIRST CHICAGO CORPORATION



                                       By:   /s/ Robert A. Rosholt
                                           ---------------------------
                                           Robert A. Rosholt
                                           Executive Vice President
                                           and Chief Financial Officer

ATTEST:



By:   /s/ Michael Lipsitz
    ----------------------------
    Michael Lipsitz
    Assistant Secretary

                               State of Delaware

                       Office of the Secretary of State

                       --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:
     "HAMPTON PARK CORPORATION", A ILLINOIS CORPORATION, WITH AND INTO "FIRST CHICAGO CORPORATION" UNDER THE NAME OF "FIRST CHICAGO CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FOURTEENTH DAY OF OCTOBER, A.D. 1994, AT 9 O'CLOCK A.M.

[SEAL OF THE STATE OF DELAWARE]
[SEAL OF THE SECRETARY OF STATE]
                                       /S/ EDWARD J. FREEL
                                     -----------------------------------
                                     Edward J. Freel, Secretary of State

                                     AUTHENTICATION: 7416113
                                     DATE:          02-22-95

0700130      8100M
950039241

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                           HAMPTON PARK CORPORATION

                                     INTO

                           FIRST CHICAGO CORPORATION

                                    * * * *

     FIRST CHICAGO CORPORATION, a corporation organized and existing under the laws of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That this corporation was incorporated on the 23rd day of January, 1969, pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That this corporation owns all of the outstanding shares of the stock of Hampton Park Corporation, a corporation incorporated on the 1st day of July, 1969, pursuant to the Business Corporation Act of the State of Illinois.

     THIRD: That this corporation, in accordance with resolutions, attached hereto as Attachment A, of its Board of Directors, duly adopted on the 12th day of November, 1993, has determined to and does hereby merge into itself said Hampton Park Corporation, pursuant to Section 253 of the General Corporation Law of the State of Delaware, and assumes all of its obligations.

     FOURTH: That the merger shall be effective upon the date of filing with the Secretary of State of Delaware.

     FIFTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of First Chicago Corporation at any time prior to the date of filing the merger with the Secretary of State.

     IN WITNESS WHEREOF, said First Chicago Corporation has caused this Certificate to be signed by W. G. Jurgensen, its Executive Vice President and attested by Michael Lipsitz, its Assistant Secretary, this 14th day of October, 1994.

                                       FIRST CHICAGO CORPORATION

                                       BY   /s/ W. G. Jurgensen
                                          --------------------------
                                            W. G. Jurgensen
                                            Executive Vice President

ATTEST:

BY  /s/ Michael Lipsitz
  -----------------------
    Michael Lipsitz
    Assistant Secretary

                                                                    Attachment A


     I, Michael Lipsitz, DO HEREBY CERTIFY, that I am an Assistant Secretary of First Chicago Corporation, and keeper of its records and corporate seal, and that attached hereto is a true and correct copy of resolutions duly adopted by the Directors of the Corporation at a duly authorized meeting of the Board of Directors of this Corporation duly held at Chicago, Illinois on the 12th day of November, 1993, at which meeting a quorum of the Directors was present and voted in favor thereof, as is set forth in the minutes of said meeting; and that said resolutions have not been amended or rescinded and are in full force and effect.

     IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation this 1st day of October, 1994.


                                          /s/ Michael Lipsitz
                                       -----------------------
                                          Assistant Secretary


(SEAL)

RESOLVED, that the Corporation is authorized to acquire for a purchase price not to exceed $7.1 million (subject to such adjustments and expense reimbursements as may be provided for in the acquisition agreements referenced below) all of the issued and outstanding shares of capital stock (the "Hampton Park Shares") of Hampton Park Corporation ("Hampton Park");

FURTHER RESOLVED, that the purchase price for the Hampton Park Shares shall be paid in cash as shall be set forth in the definitive acquisition agreements (the "Acquisition Agreements"), and the acquisition of the Hampton Park Shares (the "Acquisition") may be accomplished by means of (1) a merger with or into the Corporation or one of its subsidiaries, or (2) the purchase thereof directly from the stockholders of Hampton Park, or (3) a combination of the foregoing, all as provided for in the Acquisition Agreements;

FURTHER RESOLVED, that any Senior Vice President or more senior officer of the Corporation (each, an "Authorized Officer"), and each of them, be and hereby is authorized and empowered to negotiate, execute and deliver in the name and on behalf of the Corporation such documents relating to the acquisition of Hampton Park as the Authorized Officer executing the same deems necessary or appropriate, including, without limitation, a letter of intent, term sheet, stockholder agreements, option agreement and Acquisition Agreements, such agreements to contain such terms, provisions, representations, warranties, covenants and closing conditions as the Authorized Officer executing the same deems necessary or appropriate, and the approval of the terms of such agreements to be conclusively evidenced by the execution thereof by such Authorized Officer;

FURTHER RESOLVED, that each and every Authorized Officer be and hereby is authorized and empowered, for and in the name and on behalf of the Corporation, to execute and deliver to (1) the Board of Governors of the Federal Reserve System (the "Board") an application pursuant to the Bank Holding Company Act of 1956, as amended, for prior approval by the Board of the acquisition by the Corporation of the Hampton Park Shares and (2) any applicable federal or state banking or other regulatory authority such application or applications as may be deemed necessary or advisable by any officer of the Corporation in connection with the Acquisition;

FURTHER RESOLVED, that this Board of Directors hereby adopts the form of any and all resolutions required by any federal or state banking, securities or other regulatory authority in connection with any application, report, issuer's covenant, irrevocable consent to service of process, power of attorney or other paper or instrument relating to the Acquisition, if (1) in the opinion of the officer of the Corporation so acting, the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Corporation evidences such adoption by filing with the minutes of this meeting copies of such resolutions, which shall thereupon be deemed to be adopted by this Board and incorporated in the minutes as a part of this resolution and with the same force and effect as if presented in terms to this meeting;

FURTHER RESOLVED, that, for purposes of carrying out the foregoing resolutions, any person authorized to execute any document or take or cause to be taken any action on behalf of the Corporation is authorized to grant, execute and deliver the power of attorney of the Corporation or such person to any person or persons (whether or not such individual is an employee of the Corporation) as the individual executing the power of attorney may deem appropriate; and

FURTHER RESOLVED, that (1) the officers of the Corporation be and each of them hereby is authorized to take or cause to be taken all such additional or other actions and to execute or cause to be executed such additional or other documents, certificates, writings or other instruments as may be deemed by such officer or officers in their discretion necessary, desirable or appropriate in order to carry out the intent and accomplish the purposes of the foregoing resolutions and
(2) any actions heretofore or hereafter taken by any officer of the Corporation or any of its subsidiaries in good faith with respect to the acquisition of Hampton Park are hereby in all respects ratified and confirmed as the official actions of the Corporation.